     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1999


                                                               FILE NO. 33-71592
                                                               FILE NO. 811-8674
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / /
                        PRE-EFFECTIVE AMENDMENT NO.                    / /
                      POST-EFFECTIVE AMENDMENT NO. 10                  /X/
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /
                             AMENDMENT NO. 11                          /X/



                         PROTECTIVE INVESTMENT COMPANY
                           (Exact Name of Registrant)

                             2801 Highway 280 South
                           Birmingham, Alabama 35223
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number: 1-800-866-3555

                           Steve M. Callaway, Esquire
                             2801 Highway 280 South
                           Birmingham, Alabama, 35223
               (Name and Address of Agent for Service of Process)

                                    COPY TO:
                            Stephen E. Roth, Esquire
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2404

    It is proposed that this filing become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485

    /X/ on May 1, 1998 pursuant to paragraph (b) of Rule 485


    / / 60 days after filing pursuant to paragraph (a)(i) of Rule 485

    / / on             pursuant to paragraph (a)(i) of Rule 485
    / / 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
    / / on             pursuant to paragraph (a)(ii) of Rule 485

    Title of Securities Being Registered: Shares of Common Stock

    /X/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                         [LOGO]
                        PROTECTIVE CORE U.S. EQUITY FUND
                         PROTECTIVE CAPITAL GROWTH FUND
                        PROTECTIVE SMALL CAP VALUE FUND
                      PROTECTIVE INTERNATIONAL EQUITY FUND
                       PROTECTIVE GROWTH AND INCOME FUND
                         PROTECTIVE GLOBAL INCOME FUND

The Securities and Exchange Commission has not approved or disapproved shares of the Funds or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in the Funds is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

                                  May 1, 1999

                                                 TABLE OF CONTENTS


                                             THE PROTECTIVE INVESTMENT COMPANY FUNDS
[PROTECTIVE INVESTMENT COMPANY]              Protective CORE U.S. Equity Fund ..........................          1
                                             Protective Capital Growth Fund ............................          3
                                             Protective Small Cap Value Fund ...........................          5
THE PROTECTIVE INVESTMENT COMPANY (THE       Protective Growth and Income Fund .........................          8
"COMPANY") IS AN OPEN-END MANAGEMENT         Protective International Equity Fund ......................         10
INVESTMENT COMPANY CONSISTING OF SIX         Protective Global Income Fund .............................         12
SEPARATE INVESTMENT PORTFOLIOS OR "FUNDS."   HOW THE FUNDS ACHIEVE THEIR OBJECTIVES ....................         15
THIS PROSPECTUS DESCRIBES EACH FUND --       PRINCIPAL RISKS OF THE FUNDS ..............................         16
PLEASE READ IT AND RETAIN IT FOR FUTURE      HIGHER RISK SECURITIES AND TECHNIQUES .....................         18
REFERENCE.                                   PRINCIPAL INVESTMENT SECURITIES AND                                 25
                                             TECHNIQUES ................................................         27
EACH FUND HAS ITS OWN INVESTMENT OBJECTIVE,  MANAGEMENT OF THE FUNDS ...................................         30
INVESTMENT POLICIES, RESTRICTIONS, AND       YEAR 2000 .................................................         31
ATTENDANT RISKS. THOSE INVESTMENT            DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS .................         31
RESTRICTIONS AND POLICIES OF A FUND THAT     DETERMINATION OF NET ASSET VALUE ..........................         31
ARE DESIGNATED AS FUNDAMENTAL CANNOT BE      TAXATION ..................................................         32
CHANGED WITHOUT APPROVAL OF A MAJORITY OF    FINANCIAL HIGHLIGHTS ......................................
THE OUTSTANDING SHARES OF THAT FUND AS       ADDITIONAL INFORMATION ABOUT THE FUNDS
DEFINED IN THE STATEMENT OF ADDITIONAL
INFORMATION ("SAI").
SHARES OF EACH FUND ARE OFFERED EXCLUSIVELY
TO CERTAIN REGISTERED SEPARATE ACCOUNTS OF
PROTECTIVE LIFE INSURANCE COMPANY
("PROTECTIVE LIFE") AND PROTECTIVE LIFE AND
ANNUITY INSURANCE COMPANY ("PLAI")
(FORMERLY, AMERICAN FOUNDATION LIFE
INSURANCE COMPANY) AS FUNDING VEHICLES FOR
CERTAIN VARIABLE ANNUITY AND VARIABLE LIFE
INSURANCE CONTRACTS ISSUED BY PROTECTIVE
LIFE AND PLAI AND ARE NOT OFFERED DIRECTLY
TO THE PUBLIC.

FUND INVESTMENT OBJECTIVES AND STRATEGIES AND RISK/RETURN SUMMARIES

--------------------------------------------------------------------------------

PROTECTIVE CORE U.S. EQUITY FUND

INVESTMENT OBJECTIVE: Long-term growth of capital and dividend income.


INVESTMENT ADVISER: Goldman Sachs Asset Management ("GSAM")


BENCHMARK: S&P 500 Index

INVESTMENT FOCUS: U.S. equity securities representing a variety of industries

INVESTMENT STYLE: Blend (Value and Growth), enhanced by a proprietary quantitative model (CORE).


                                    [GRAPH]

Principal Investment Strategies: EQUITY SECURITIES. The Fund seeks its investment objective by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy. Under normal circumstances, the Fund invests at least 90% of its total assets in equity securities of U.S. issuers, including the equity securities of foreign issuers that are traded in the United States.



The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio of securities of companies with average long-term earnings growth expectations and dividend yields.



OTHER. The Fund's investments in fixed-income securities are limited to those securities that are considered cash equivalents.


Principal Risks: The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.

CORE STANDS FOR COMPUTER-OPTIMIZED RESEARCH ENHANCED

The CORE U.S. Equity Fund uses the multifactor model, a rigorous computerized rating system developed by the Investment Adviser, to forecast the returns of securities held in the investment portfolio of the Fund.

The multifactor model incorporates common variables covering measures of:

- Value (stock price-to-book value, stock price-to-earnings, cash flow to enterprise value)
-   Momentum (earnings momentum, price momentum, sustainable growth)
-   Risk (market risk, company-specific risk, earnings risk)


All of the factors are carefully evaluated within the multi factor model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. The multifactor model is described in greater detail in the SAI.

To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.


PERFORMANCE INFORMATION

HOW WELL HAS THE CORE U.S. EQUITY FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the CORE U.S. Equity Fund since its inception. The bar chart is intended to show you the amount of variability the CORE U.S. Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the CORE U.S. Equity Fund.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE CORE U.S. EQUITY FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE CORE U.S. EQUITY FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION PRESENTED IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS ISSUED BY PROTECTIVE LIFE AND PLAI (THE "CONTRACTS"). IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PROTECTIVE CORE U.S. EQUITY FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             36.73%
1996                                                             21.94%
1997                                                             30.95%
1998                                                             22.33%


                                                           RETURN
                                                         -----------
Best Quarter                               4th Qtr 1998      22.44%
Worst Quarter --                           3rd Qtr 1998     -15.50%



The following table compares the annual total returns of the CORE U.S. Equity Fund with the performance of the S&P 500 Index.*



                                              CORE US       S&P 500
              ANNUAL RETURN                 EQUITY FUND      INDEX
            ----------------               -------------  ------------
One Year                                        22.33%        28.57%
Since Inception                                 22.83%(a)     26.17%(b)



(a) From the commencement of investment operations on 3/14/94.



(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.



* The S&P 500 Index is the Standard & Poor's Corporation's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE: Long-term growth of capital

INVESTMENT ADVISER: GSAM

BENCHMARK: S&P 500 Index

INVESTMENT FOCUS: U.S. equity securities that offer long-term capital appreciation potential

INVESTMENT STYLE: Growth


                                    [GRAPH]

Principal Investment Strategies: EQUITY SECURITIES. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in a diversified portfolio of equity securities that the Investment Adviser considers to have long-term capital appreciation potential. Although the Fund invests primarily in U.S. equity securities, it may invest up to 10% of its total assets in securities of foreign issues and non-dollar securities, including securities of issuers in emerging countries and securities quoted in foreign countries.


Principal Risks: The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.


To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.


GROWTH COMPANIES HAVE EARNINGS EXPECTATIONS THAT EXCEED THOSE OF THE STOCK MARKET AS A WHOLE.

THE GROWTH INVESTMENT STYLE
In selecting stocks for the Capital Growth Fund, the Investment Adviser applies the following principles:

1.  Invest as if buying the company/business, not simply trading its stock:
    -   Understand the business, management, products and competition.
    -   Perform intensive, hands-on fundamental research.
    -   Seek businesses with strategic competitive advantages.

    - Over the long-term, expect each company's stock price ultimately to track the growth of the business.


2. Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3. Purchase superior long-term growth at a favorable price -- seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

PERFORMANCE INFORMATION

HOW WELL HAS THE CAPITAL GROWTH FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Capital Growth Fund since its inception. The bar chart is intended to show you the amount of variability the Capital Growth Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Capital Growth Fund.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE CAPITAL GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE CAPITAL GROWTH FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PROTECTIVE CAPITAL GROWTH FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1996                                                             22.05%
1997                                                             34.59%
1998                                                             34.76%


                                                           RETURN
                                                         -----------
Best Quarter                               4th Qtr 1998      24.55%
Worst Quarter                              3rd Qtr 1998     -11.05%



The following table compares the annual total returns of the Capital Growth Fund with the performance of the S&P 500 Index.*



                                            CAPITAL        S&P 500
             ANNUAL RETURN                GROWTH FUND       INDEX
           ----------------              -------------  --------------
One Year                                      34.76%         28.57%
Since Inception                               27.44%(a)      28.74%(a)



(a) From the commencement of investment operations on 6/13/95.



* The S&P 500 Index is the Standard & Poor's Corporation's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE SMALL CAP VALUE FUND


INVESTMENT OBJECTIVE: Long-term growth of capital


INVESTMENT ADVISER: GSAM

BENCHMARK: Russell 2000 Index

INVESTMENT FOCUS: Small-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace.

INVESTMENT STYLE: Value

                                    [GRAPH]

Principal Investment Strategies: The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.


The Fund invests in companies which the Investment Adviser believes are well-managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. The Fund may also invest in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities, including securities of issuers in emerging countries.



OTHER. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities.


Principal Risks: The Fund is subject to market risk, securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of

VALUE EXISTS WHEN A STOCK'S PRICE BECOMES INEXPENSIVE RELATIVE TO THE COMPANY'S ESTIMATED EARNINGS AND/OR DIVIDEND-PAYING ABILITY OVER THE LONG TERM.

The Investment Adviser manages the Small Cap Value Fund using a "value" investment style. The Investment Adviser seeks stocks that are discounted due to:

-   Company-specific problems that are over-discounted in the marketplace.
-   Cyclically out-of-favor status.
-   Unrecognized positive fundamentals.

The Investment Adviser seeks to identify unrecognized value through:

-   Firsthand fundamental research.
-   Maintaining a long-term investment horizon.
-   A team approach to decision making.

money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:
- SMALL COMPANY STOCKS -- Small capitalization stocks involve greater risk than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements.

- FOREIGN INVESTMENTS -- The Small Cap Value Fund also is subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.



The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.

PERFORMANCE INFORMATION

HOW WELL HAS THE SMALL CAP VALUE FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Small Cap Value Fund since its inception. The bar chart is intended to show you the amount of variability the Small Cap Value Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Small Cap Value Fund.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE SMALL CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE SMALL CAP VALUE FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PROTECTIVE SMALL CAP VALUE FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                              6.46%
1996                                                             20.22%
1997                                                             32.20%
1998                                                            -15.32%


                                                           RETURN
                                                         -----------
Best Quarter                               3rd Qtr 1997      16.58%
Worst Quarter                              3rd Qtr 1998     -32.27%



The following table compares the annual total returns of the Small Cap Value Fund with the performance of the Russell 2000 Index.*



*The Russell 2000 Index is an unmanaged index of common stock prices. The Russell 2000 Index figures do not reflect any fees or expenses.



                                        SMALL CAP        RUSSELL
           ANNUAL RETURN                VALUE FUND      2000 INDEX
          ----------------            --------------  --------------
One Year                                   -15.32%          -2.56%
Since Inception                              5.47%(a)       12.94%(b)



(a) From the commencement of investment operations on 3/14/94.



(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.

PROTECTIVE GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE: Long-term growth of capital and growth of income.

INVESTMENT ADVISER: GSAM

BENCHMARK: S&P 500 Index

INVESTMENT FOCUS: Large capitalization stocks that are believed to be undervalued or undiscovered by the marketplace.

INVESTMENT STYLE: Value

                           [GRAPH]

Principal Investment Strategies: EQUITY SECURITIES. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will primarily invest in publicly traded U.S. securities, it may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities, including securities of issuers in emerging countries.

OTHER. The Fund also may invest up to 35% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objective.


Principal Risks: As with any fund that invests in stocks and also seeks income, the Growth and Income Fund is subject to market and interest rate risks, and the value of an investment in the Fund will fluctuate in response to stock market and interest rate movements. Loss of money is a risk of investing in this Fund. To the extent that it invests in certain securities, the Fund may be affected by additional risks relating to securities of foreign issuers and non-dollar securities and lower-rated debt securities.



The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.


VALUE EXISTS WHEN A STOCK'S PRICE BECOMES INEXPENSIVE RELATIVE TO THE COMPANY'S ESTIMATED EARNINGS AND/OR DIVIDEND-PAYING ABILITY OVER THE LONG TERM.


The Investment Adviser manages the Growth and Income Fund using a "value" investment style. The Investment Adviser seeks companies that are discounted due to:



-   Company-specific problems that are over-discounted in the marketplace.

-   Cyclically out-of-favor status.
-   Unrecognized positive fundamentals.


The Investment Adviser seeks to identify value through:


-   Firsthand fundamental research.
-   Maintaining a long-term investment horizon.
-   A team approach to decision making.

PERFORMANCE INFORMATION

HOW WELL HAS THE GROWTH AND INCOME FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Growth and Income Fund since its inception. The bar chart is intended to show you the amount of variability the Growth and Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Growth and Income Fund.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE GROWTH AND INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE GROWTH AND INCOME FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PROTECTIVE GROWTH & INCOME FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             32.29%
1996                                                             26.82%
1997                                                             29.84%
1998                                                             -2.92%


                                                            RETURN
                                                          -----------
Best Quarter                                2nd Qtr 1997      16.12%
Worst Quarter                               3rd Qtr 1998     -15.42%



The following table compares the annual total returns of the Growth and Income Fund with the performance of the S&P 500 Index.*



                                         GROWTH &        S&P 500
           ANNUAL RETURN               INCOME FUND        INDEX
          ----------------            --------------  --------------
One Year                                    -2.92%          28.57%
Since Inception                             16.42%(a)       26.17%(b)



(a) From the commencement of investment operations on 3/14/94.



(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.



* The S&P 500 Index is the Standard & Poor's Corporation's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE:  Long-term capital appreciation.

INVESTMENT ADVISER:  Goldman Sachs Asset Management International ("GSAMI")

BENCHMARK:  FT/S&P Actuaries Europe & Pacific Index (unhedged)
PRIMARY INVESTMENT FOCUS:  Equity securities of foreign issuers.
INVESTMENT STYLE:  Actively managed


                                    [GRAPH]

Principal Investment Strategies: The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries, other than the U.S.


The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, and New Zealand, as well as issuers located in certain emerging countries.

OTHER. The Fund also may invest up to 35% of its total assets in fixed-income securities.

Principal Risks: The Fund is subject to market risk, securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:


- FOREIGN INVESTMENTS -- The International Equity Fund may invest the majority of its assets in securities of issuers that are organized outside of the United States. Investing in securities of foreign issuers and non-dollar securities may involve risks that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.

PERFORMANCE INFORMATION

HOW WELL HAS THE INTERNATIONAL EQUITY FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the International Equity Fund since its inception. The bar chart is intended to show you the amount of variability the International Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the International Equity Fund.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE INTERNATIONAL EQUITY FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE INTERNATIONAL EQUITY FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PROTECTIVE INTERNATIONAL EQUITY FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             19.66%
1996                                                             19.00%
1997                                                              4.42%
1998                                                             20.65%


                                                           RETURN
                                                         -----------
Best Quarter --                            1st Qtr 1998      17.09%
Worst Quarter --                           3rd Qtr 1998     -13.53%



The following table compares the annual total returns of the International Equity Fund with the performance of the FT/S&P Actuaries Europe & Pacific Index (unhedged).*



                                                            FT/S&P
                                         INTERNATIONAL    ACTUARIES
             ANNUAL RETURN                EQUITY FUND     E&P INDEX
           ----------------              -------------  --------------
One Year                                      20.65%         19.30%
Since Inception                               11.94%(a)       7.52%(b)



(a) From the commencement of investment operations on 3/14/94.



(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.



* The unmanaged FT/S&P Actuaries Europe & Pacific Index is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia Pacific region. The FT/S&P Actuaries Europe & Pacific Index figures do not reflect any fees or expenses.

PROTECTIVE GLOBAL INCOME FUND


INVESTMENT OBJECTIVE: High total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation


INVESTMENT ADVISER: GSAMI


BENCHMARK: J.P. Morgan Global Government Bond Index (hedged)



PRIMARY INVESTMENT FOCUS: Fixed income securities of U.S. and foreign issuers


                                    [GRAPH]

Principal Investment Strategies: The Fund primarily invests in high quality fixed-income securities of U.S. and foreign issuers (including non-dollar securities) and enters into transactions in foreign currencies. Under normal market conditions, the Fund:

- invests at least 30% of its total assets in securities, after considering the effect of currency positions, denominated in U.S. dollars;
-   invests in securities of issuers from at least three different countries;
    and

- engages in currency transactions to seek to enhance returns and to seek to hedge its portfolio against fluctuations in currency exchange rates.



The Fund may invest more than 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country or in any single issuer. The Fund may also invest up to 10% of its total assets in securities of issuers in emerging countries.


THE INVESTMENT ADVISER APPLIES A TEAM APPROACH THAT EMPHASIZES RISK MANAGEMENT AND CAPITALIZES ON GOLDMAN SACHS' EXTENSIVE RESEARCH CAPABILITIES.

GOLDMAN SACHS' FIXED INCOME INVESTMENT PHILOSOPHY:
ACTIVE MANAGEMENT WITHIN A RISK-MANAGED FRAMEWORK

The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. SECTOR ALLOCATION -- The Investment Adviser assesses relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet the Fund's objectives.

2. SECURITY SELECTION -- In selecting securities for the Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. YIELD CURVE STRATEGIES -- The Investment Adviser adjusts the term structure of the Fund based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

The Fund may invest in the following fixed-income securities:

-   U.S. Government Securities and custodial receipts therefor
- Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities, or by supranational entities
-   Corporate debt securities issued by domestic and foreign companies

- Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) with total assets of more than $1 billion

-   Commercial paper
-   Mortgage-backed securities and asset-backed securities

DURATION (UNDER NORMAL INTEREST RATE CONDITIONS): Duration approximates a Fund's sensitivity to changes in interest rates. Typically, the higher the duration, the more sensitive the Fund will be to changes in interest rates.

Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years
Maximum Duration = 7.5 years


EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY:  6 year government bond


CREDIT QUALITY:
Minimum -- BBB or Baa at time of purchase. At least 50% of total assets = AAA or Aaa.

Securities will either be rated by a Nationally Recognized Statistical Rating Organization or, if unrated, determined by the Investment Adviser to be of comparable quality.



Principal Risks: As with any fund that invests in fixed-income securities, the Global Income Fund is subject to considerable credit risk and interest rate risk. The value of an investment in the Fund will fluctuate in response to movements in prevailing interest rates. Loss of money is a significant risk of investing in this Fund. This Fund also is subject to certain additional risks, including:


- NON-DIVERSIFICATION RISK -- The Global Income Fund is "non-diversified" as that term is defined under the Investment Company Act of 1940, as amended (the "Act"). It may invest more than 25% of its total assets in securities of a limited number of issuers in the same industry or geographic region. As a result, the Fund may be more susceptible to developments affecting the securities of any single issuer held in its portfolio, and may be more susceptible to greater loss because of these developments.

    Notwithstanding the status of the Global Income Fund under the Act, the Global Income Fund is still subject to the diversification requirements that arise under federal tax law. For more information see "Taxes" in the SAI.

- FOREIGN INVESTMENTS -- The Global Income Fund is subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries.


The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described later in this Prospectus and in the SAI.

PERFORMANCE INFORMATION

HOW WELL HAS THE GLOBAL INCOME FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Global Income Fund since its inception. The bar chart is intended to show you the amount of variability the Global Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Global Income Fund.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE GLOBAL INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE GLOBAL INCOME FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PROTECTIVE GLOBAL INCOME FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             16.94%
1996                                                              9.48%
1997                                                              9.94%
1998                                                             10.40%


                                                           RETURN
                                                         -----------
Best Quarter                               3rd Qtr 1998       5.67%
Worst Quarter                              2nd Qtr 1994      -1.21%



The following table compares the annual total returns of the Global Income Fund with the performance of the J.P. Morgan Global Government Bond Index (hedged).*



                                                       J.P. MORGAN
                                        GLOBAL      GLOBAL GOVERNMENT
           ANNUAL RETURN              INCOME FUND       BOND INDEX
         ----------------            -------------  ------------------
One Year                                  10.40%           11.46%
Since Inception                            9.44%(a)         9.71%(b)



(a) From the commencement of investment operations on 3/14/94.



(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.



* The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

HOW THE FUNDS ACHIEVE THEIR OBJECTIVES

--------------------------------------------------------------------------------


While each Fund has its own investment objective, policies, and restrictions, each Fund may, for temporary defensive purposes to preserve capital, invest all (35% for CORE U.S. Equity Fund) of their assets in cash and/or money market instruments. During periods when a Fund adopts such a defensive strategy, the Fund may not achieve its investment objective and the investment returns the Fund is able to achieve may be lower than returns the Fund may have achieved otherwise. Also, each Fund's investment objective, and all policies not specifically designated as fundamental, are nonfundamental and may be changed by the Company's board of directors without shareholder approval.



In selecting securities for a Fund, the GSAM and GSAMI (each an "Investment Adviser" and together the "Investment Advisers") do not consider the portfolio turnover rate as a limiting factor. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of the Funds historical portfolio turnover rates.



Protective Investment Advisors, Inc. ("PIA") serves as the Company's investment manager (the "Investment Manager") and is responsible for overall management of the Company. PIA has engaged GSAMI, an affiliate of Goldman Sachs & Co. ("Goldman Sachs"), as the investment adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. PIA also has engaged GSAM, a separate operating division of Goldman Sachs, as the investment adviser to provide day-to-day portfolio management for each of the other Funds.



TERMS USED IN THIS PROSPECTUS



EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.



FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States and (3) foreign governments and agencies or instrumentalities of foreign governments.



INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities and structured securities that pay fixed or variable rates of interest, debt obligations that are issued at a discount from face value (I.E., have an imputed rate of interest), and preferred stock or other securities that pay dividends.



NON-DOLLAR SECURITIES: Securities denominated or quoted in a foreign currency or paying income in foreign securities.

PRINCIPAL RISKS OF THE FUNDS
--------------------------------------------------------------------------------


UNDERSTANDING RISK



The risk/return chart below illustrates the relative degree of short-term risk for diversified portfolios of securities of the various types indicated. In general, the potential for long-term gain is directly related to the level of short-term risk that an investor is willing to accept. In other words, as short-term risk increases so to does the potential for long-term gains. Short-term risk refers to the likely volatility of a mutual fund's total return and its potential for gain or loss over a relatively short time period. Potential long-term gains refer to anticipated increases in a mutual fund's average annual total return over a relatively long time period, such as 20 years. While historic performance is no guarantee of future results, historically, accepting greater short-term risk often has lead to greater average annual total returns over long time periods. Accordingly, an investor should consider his or her investment time horizon (the length of time that an investor expects to hold an investment) in deciding how much short-term risk to accept. The longer the time horizon, the more short-term risk he or she may consider accepting to achieve his or her investment goals.



                                    [GRAPH]

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following information summarizes some of the important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.


                                                                 CORE U.S.      CAPITAL                        INTERNATIONAL
RISK                                                              EQUITY        GROWTH      SMALL CAP VALUE       EQUITY
------------------------------------------------------------------------------------------------------------------------------
CALL                                                                                                                     X
------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------------------
CREDIT/DEFAULT                                                                                         X                 X
------------------------------------------------------------------------------------------------------------------------------
EXTENSION
------------------------------------------------------------------------------------------------------------------------------
FOREIGN                                                                                X               X                 X
------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS                                                                       X               X                 X
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE                                                                                          X                 X
------------------------------------------------------------------------------------------------------------------------------
STOCK                                                                    X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP STOCK/REAL ESTATE INVESTMENT TRUSTS ("REIT")                   X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES                                                              X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT                                                               X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
MARKET                                                                   X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY                                                                X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
OTHER                                                                    X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------

                                                                 GROWTH AND    GLOBAL INCOME
RISK                                                               INCOME          FUND
--------------------------------------------------------------
CALL                                                                      X              X
--------------------------------------------------------------
NON-DIVERSIFICATION                                                                      X
--------------------------------------------------------------
CREDIT/DEFAULT                                                            X              X
--------------------------------------------------------------
EXTENSION                                                                 X              X
--------------------------------------------------------------
FOREIGN                                                                   X              X
--------------------------------------------------------------
EMERGING MARKETS                                                          X              X
--------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                               X
--------------------------------------------------------------
INTEREST RATE                                                             X              X
--------------------------------------------------------------
STOCK                                                                     X
--------------------------------------------------------------
SMALL CAP STOCK/REAL ESTATE INVESTMENT TRUSTS ("REIT")                    X
--------------------------------------------------------------
DERIVATIVES                                                               X              X
--------------------------------------------------------------
MANAGEMENT                                                                X              X
--------------------------------------------------------------
MARKET                                                                    X              X
--------------------------------------------------------------
LIQUIDITY                                                                 X              X
--------------------------------------------------------------
OTHER                                                                     X              X
--------------------------------------------------------------

- Call Risk -- The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.



- Non-Diversification Risk -- The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investment in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.


- Credit/Default Risk -- The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.


- Extension Risk -- The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.



- Foreign Risks -- To the extent that a Fund invests in securities of foreign issuers and non-dollar denominated securities, it will be subject to special risks not typically associated with domestic issuers. Losses may result because of less government regulation, less public information and less economic, political and social stability. Losses also may result from the imposition of exchange controls, confiscations, and government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.


- Emerging Markets Risk -- The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

- U.S. Government Securities Risk -- The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


- Interest Rate Risk -- The risk that when interest rates increase the value of fixed-income securities held by a Fund will decline. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.



- Small Cap Stock and REIT Risk -- The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.



- Stock Risk -- The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.


RISKS THAT APPLY TO ALL FUNDS:

- Derivatives Risk -- The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small price changes may produce disproportionate losses to a Fund.

- Liquidity Risk -- The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issues will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.


- Management Risk -- The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

- Market Risk -- The risk that the value of securities (principally equity securities) in which a Fund invests may increase or decrease in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.


- Other Risks -- Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem".



While the chart set forth above summarizes the principal types of risk that each Fund is subject to, each Fund also is subject to certain additional risks, including risks that relate to specific securities that each Fund may invest in. More information about the Fund's portfolio securities and investment techniques, and their associated risks, is contained in the section entitled "Higher Risk Securities and Techniques" later in this Prospectus and the SAI. You should consider the investment risks discussed in this section and in the SAI. Both are important to your investment choice.


HIGHER RISK SECURITIES AND TECHNIQUES

In addition to the securities and techniques that are described over the next several pages, the SAI also contains information about additional securities in which the Funds invest in and investment techniques that the Funds follow in seeking to achieve their respective investment objectives.

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

RISKS OF FOREIGN INVESTMENTS

Foreign investments may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S., and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

Investing in the securities of foreign issuers and non-dollar securities involves, however, special risks, including those set forth below, which are not typically associated with investing in securities of U.S. issuers denominated in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (E.G., currency blockage). A decline in the exchange rate of the currency (I.E., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.


The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the creation of suitable clearing and settlement payment systems for the new currency will develop the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or in the future become members of the European Union may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.



Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geographically concentrated.

INVESTMENTS IN ADRS, EDRS AND GDRS

Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. GDRs are receipts issued by non U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and GDRs, issued in either registered or bearer form, are designed for trading on a global basis. EDRs are receipts issued by non-U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, EDRs, in bearer form, are designed for trading in European securities markets. The Funds may invest in ADRs and GDRs and, except for the CORE U.S. Equity Fund, may invest in EDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such Depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying securities are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in Depository receipts rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales.


RISKS OF EMERGING COUNTRIES


The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally including the risks of nationalization or expropriation of assets, may be heightened. See "Special Investment Methods and Risks -- Foreign Securities" above. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund or Global Income Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A Fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a Fund, the Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio assets and could cause a Fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the Fund has delivered or due to the Fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

FOREIGN CURRENCY TRANSACTIONS GENERALLY

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The International Equity and Global Income Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two Funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the five Funds listed above may engage in a variety of foreign currency management techniques. These Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Funds will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund, and Global Income Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold for the purpose of increasing total return, forward foreign currency exchange contracts are considered speculative. In addition, these five Funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency, exchange rates. The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Adviser determines that there is a pattern of correlation between the two currencies.

All five of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter in contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

OPTIONS ON FOREIGN CURRENCIES

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity and Global Income Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these Funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Options on Securities and Securities Indices" in the SAI for a discussion of the liquidity risks associated with options transactions.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities are debt obligations of governments and governmental agencies located outside of the United States of America, including those of emerging countries.

Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by:
-   Its cash flow situation
-   The extent of its foreign currency reserves
-   The availability of sufficient foreign exchange on the date a payment is due
-   The relative size of the debt service burden to the economy as a whole
-   The sovereign debtor's policy toward international lenders

-   The political constraints to which a sovereign debtor may be subject

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed securities are securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Certain Funds may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities). SMBS are derivative securities and are usually structured with two different classes: one receiving 100% of the interest payments and the other receiving 100% of the principal payments from a pool of mortgage loans.

Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities and thus, lose money. SMBS have additional risks. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

CONVERTIBLE SECURITIES

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities have both equity and debt or fixed-income risk characteristics. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like an income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Convertible securities rank senior to common stocks in an issuer's capital structure and, consequently, present less risk than the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

RISKS OF DERIVATIVE TRANSACTIONS.

A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve special risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

LOWER-RATED FIXED-INCOME SECURITIES

Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

For more information about the investments of the Funds, please refer to the SAI.

SHORT-TERM TRADING

Other than the Global Income Fund, no Fund expects to trade in securities for short-term gain. However, an Investment Adviser may engage in such activity at any time with regard to any Fund. To the extent that a Fund engages in frequent trading, the portfolio turnover rate for such a Fund will be higher than a Fund that does not engage in frequent trading. A high rate of portfolio turnover (100% or higher) involves correspondingly greater expenses that must be borne by a Fund and the Fund's shareholders and may, under certain circumstances, make it more difficult for a Fund to qualify as a regulated investment company under the Code. For more information concerning the federal tax implications of frequent trading, please refer to the section entitled "Taxes" in the SAI.

                 PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

The following table shows each Fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.


                                           CORE                                                 GROWTH     GLOBAL
                                           U.S.      CAPITAL    SMALL CAP     INTERNATIONAL      AND       INCOME
                                          EQUITY     GROWTH       VALUE          EQUITY         INCOME      FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
-----------------------------------------------------------------------------------------------------------------
Borrowings                                33-1/3     33-1/3     33-1/3          33-1/3          33-1/3     33-1/3
-----------------------------------------------------------------------------------------------------------------
Credit and Interest Rate Swaps             --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Cross-Hedging of Currency                  --         --          --             -               --         -
-----------------------------------------------------------------------------------------------------------------
Currency Swaps                             --         --          --             -               --         -
-----------------------------------------------------------------------------------------------------------------
Custodial Receipts                         -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Equity Swaps                                10         10           10              10            10        --
-----------------------------------------------------------------------------------------------------------------
Futures Contracts and Options on Futures
 Contracts                                   -(1)     -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions*             -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Interest Rate Caps Floors and Collars      --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                      --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Mortgage Swaps                             --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies(2)           -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Options on Securities and Securities
 Indices(3)                                -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements                      -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Securities Lending                        33-1/3     33-1/3     33-1/3          33-1/3          33-1/3     33-1/3
-----------------------------------------------------------------------------------------------------------------
Short Sales Against the Box                --          25           25              25            25        --
-----------------------------------------------------------------------------------------------------------------
Unseasoned Companies                       -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Warrants and Stock Purchase Rights         -          -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
When Issued Securities and Forward
 Contracts                                 -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Yield Curve Options                        --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------


- No policy limitation on usage; limited only by the objectives and strategies of the Fund.
--  Not permitted.
10  Percent of total assets (ITALIC TYPE)
10  Percent of net assets (roman type)


(1) The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.

(2)  May purchase and sell call and put options.
(3)  May sell covered call and put options and purchase call and put options.

*  Limited by the amount the Fund is permitted to invest in foreign securities.

                                           CORE                                                 GROWTH     GLOBAL
                                           U.S.      CAPITAL    SMALL CAP     INTERNATIONAL     AND        INCOME
                                          EQUITY     GROWTH       VALUE          EQUITY         INCOME      FUND
-----------------------------------------------------------------------------------------------------------------
   Investment Securities
-----------------------------------------------------------------------------------------------------------------
   American, European and Global
   Depository Receipts                       -(4)     -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
   Asset-Backed and Mortgage-Backed
   Securities(14)                          --         -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Bank Obligations(14)                    -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Convertible Securities(5)(,)(14)        -          -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
   Corporate Debt Obligations(14)          -(6)       -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Equity Securities                        90+        90+          65+             65+           65+       --
-----------------------------------------------------------------------------------------------------------------
   Emerging Country Securities             --          10(10)       25(11)       -                25(11)     10
-----------------------------------------------------------------------------------------------------------------
   Fixed Income Securities(7)               10(6)      10           35(15)          35            35        -
-----------------------------------------------------------------------------------------------------------------
   Foreign Securities(14)                  -(8)        10(10)       25(11)       -                25(11)     25+(13)
-----------------------------------------------------------------------------------------------------------------
   Foreign Government Securities           --         --          --             -               --         -
-----------------------------------------------------------------------------------------------------------------
   Investment Company Securities(12)        10         10           10              10            10         10
-----------------------------------------------------------------------------------------------------------------
   Non-Investment Grade Fixed Income
   Securities                              --        10(9)        35(9)           35(9)         10(9)       -
-----------------------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts           -          -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
   Structured Securities                   -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Temporary Defensive Investments          35        100          100             100           100       100
-----------------------------------------------------------------------------------------------------------------
   U.S. Government Securities(14)          -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Zero Coupon Bonds                       --         -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------



   10  Percent of total assets (ITALIC TYPE)


   10  Percent of net assets (roman type)



(4)   The CORE U.S. Equity Fund may not invest in European Depository Receipts.


(5) The CORE U.S. Equity Fund has no minimum rating criteria for convertible securities, and all other Funds use the same rating criteria for convertible and non-convertible debt securities.

(6)   Cash equivalents only.

(7) Except as noted under "Non-Investment Grade Fixed-Income Securities," fixed-income securities are rated at least investment grade (I.E., BBB or higher by Standard & Poor's Rating group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").


(8)   Equity securities of foreign issuers must be traded in the United States.

(9)   May be rated BB or lower by Standard and Poor's or Ba or lower by Moody's.

(10) The Capital Growth Fund may invest up to 10% of its total assets in foreign securities, including emerging country securities.


(11) The Small Cap Value and Growth and Income Funds may invest up to 25% of their total assets in foreign securities, including emerging country securities.


(12) Includes World Equity Benchmark Shares and Standard & Poor's Depository Receipts.


(13) Includes issuers domiciled in one country that issue securities denominated in the currency of another country. Of the Fund's investments in foreign securities, 60% may be invested in emerging country securities.


(14) Limited by the amount the Fund is permitted to invest in fixed-income securities.


(15) The Small Cap Value Fund may invest, in the aggregate, up to 35% of its total assets in: (1) the equity securities of companies with public stock market capitalization in excess of $1 billion at the time of investment; and (2) fixed-income securities.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

The Company's board of directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager and the Adviser, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise its daily business operations. The SAI contains more information about the management of the Company and the Funds.

INVESTMENT MANAGER

Protective Investment Advisors, Inc. (formerly, Investment Distributors Advisory Services, Inc.) located at 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. PIA has managed the Company and the Funds since 1994. The Company is the sole mutual fund client of PIA.

For its services to the Company, the Investment Manager receives a monthly management fee. The fee is based upon average daily net assets of each Fund and is accrued daily and paid to the Investment Manager at the following annual rates for each of the Funds:


                                                                           AGGREGATE MANAGEMENT FEES PAID
                                                             MANAGEMENT    TO PIA DURING THE FISCAL YEAR
FUND                                                             FEE          ENDED DECEMBER 31, 1998
----------------------------------------------------------  -------------  ------------------------------
CORE U.S. Equity Fund.....................................        0.80%           $      1,743,718
Capital Growth Fund.......................................        0.80%           $        867,482
Small Cap Value Fund......................................        0.80%           $        882,229
International Equity Fund.................................        1.10%           $      1,723,512
Growth and Income Fund....................................        0.80%           $      3,154,367
Global Income Fund........................................        1.10%           $        611,855



The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Investment Manager has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: CORE U.S. Equity Fund, 0.80%, Capital Growth Fund, 0.80%, Small Cap Value Fund, 0.80%, International Equity Fund, 1.10%, Growth and Income Fund, 0.80%, and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Investment Manager may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.


See "Investment Manager" in the SAI for more detailed information about the investment management agreement.

INVESTMENT ADVISERS

                                    INVESTMENT ADVISER                                                   FUND
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Asset Management ("GSAM")                                                     CORE U.S. Equity
One New York Plaza                                                                          Capital Growth
New York, New York 10004                                                                    Small Cap Value
                                                                                            Growth and Income
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Assets Management International ("GSAMI")                                     International Equity
133 Peterborough Court                                                                      Global Income
London EC4A 2BB England

GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, an affiliate of Goldman Sachs, became a member of the Investment Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of January 31, 1999, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $203 billion.



The Investment Advisers provide day-to-day advice as to the Funds' portfolio transactions. The Investment Advisers make the investment decisions for the Funds and place purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While each Investment Adviser is ultimately responsible for the management of the Funds, they are able to draw upon the research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, each Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.


M. Roch Hillenbrand, a Managing Director of Goldman, Sachs & Co., is the Head of Global Equities for GSAM, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as if defines and implements global portfolio management processes that are consistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman, Sachs & Co. is the parent company. Over the course of his 18-year career at Commidities Corporation, Roch has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

All of the Value Style Funds, which include the Growth and Income and Small Cap Value Fund, are managed on a team basis with certain members of the team taking primary responsibility for particular Funds. Each member of the team generally participates in the active discussion of the composition, structure and strategy of each Fund. The members of the Value Team are Eileen A. Aptman, Paul D. Farrell, Matthew B. McLennan and Karma Wilson.


VALUE TEAM (SMALL CAP VALUE FUND AND GROWTH AND INCOME)



VALUE TEAM:


    - Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team.


    - Multi-sector focus provides a balanced perspective.


    - Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams.



                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
    Eileen A. Aptman       Portfolio Manager --            Since 1997   Ms. Aptman joined GSAM in 1993.
     Vice President        Small Cap Value

     Paul D. Farrell       Senior Portfolio Manager --     Since 1992   Mr. Farrell joined GSAM in 1991. In 1998, Mr.
    Managing Director      Small Cap Value                 Since 1999   Farrell became responsible for managing GSAM's
                           Growth and Income                            Value Team.

   Matthew B. McLennan     Portfolio Manager --            Since 1996   Mr. McLennan joined GSAM in 1995. From 1994 to
                           Small Cap Value                              1995, he worked in the Investment Banking Division
                                                                        of Goldman Sachs in Australia. From 1991 to 1994,
                                                                        Mr. McLennan worked at Queensland Investment
                                                                        Corporation in Australia.

      Karma Wilson         Portfolio Manager --            Since 1998   Ms. Wilson joined GSAM in 1994. Prior to 1994, she
     Vice President        Growth and Income                            was an investment analyst with Bankers Trust
                                                                        Australia Ltd.

QUANTITATIVE EQUITY TEAM (CORE U.S. EQUITY FUND)



QUANTITATIVE EQUITY TEAM:


    - A stable and growing team supported by an extensive internal staff


    - Access to the research ideas of Goldman Sachs' renowned Global Investment Research Department


    - More than $19 billion in equities currently under management


                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
      Melissa Brown        Portfolio Manager --            Since 1998   Ms. Brown joined GSAM in 1998. From 1984 to 1998,
     Vice President        CORE U.S. Equity                             she was the director of Quantitative Equity
                                                                        Research and served on the Investment Policy
                                                                        Committee at Prudential Securities.
      Kent A. Clark        Senior Portfolio Manager --     Since 1996   Mr. Clark joined GSAM in 1992.
    Managing Director      CORE U.S. Equity
     Robert C. Jones       Senior Portfolio Manager --     Since 1991   Mr. Jones joined GSAM in 1989.
    Managing Director      CORE U.S. Equity
    Victory H. Pinter      Senior Portfolio Manager --     Since 1996   Mr. Pinter joined GSAM in 1990.
     Vice President        CORE U.S. Equity


GROWTH EQUITY INVESTMENT TEAM (CAPITAL GROWTH FUND)



GROWTH EQUITY INVESTMENT TEAM:


    - 17 year consistent investment style applied through diverse and complete market cycles


    - More than $8 billion in equities currently under management


    - More than 150 client account relationships


    - A portfolio management and analytical team with more than 130 years combined investment experience



                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
     George D. Adler       Portfolio Manager --            Since 1997   Mr. Adler joined GSAM in 1997. From 1990 to 1997,
     Vice President        Capital Growth                               he was a portfolio manager at Liberty Investment
                                                                        Management, Inc. ("Liberty").
    Robert G. Collins      Senior Portfolio Manager --     Since 1997   Mr. Collins joined GSAM in 1997. From 1991 to
     Vice President        Capital Growth                               1997, he was a portfolio manager at Liberty. His
                                                                        past experiences include work as a special
                                                                        situations analyst with Raymond James & Associates
                                                                        for five years.
    Herbert E. Ehlers      Senior Portfolio Manager --     Since 1997   Mr. Ehlers joined GSAM in 1997. from 1994 to 1997,
    Managing Director      Capital Growth                               he was the Chief Investment Officer and Chairman
                                                                        of Liberty. He was a portfolio manager and
                                                                        President at Liberty's predecessor Firm, Eagle
                                                                        Asset Management ("Eagle"), from 1984 to 1994.
   Gregory H. Ekizian      Senior Portfolio Manager --     Since 1997   Mr. Ekizian joined GSAM in 1997. From 1990 to
     Vice President        Capital Growth                               1997, he was a portfolio manager at Liberty
                                                                        Investment Management, Inc. and its predecessor
                                                                        firm, Eagle.
     David G. Shell        Portfolio Manager --            Since 1997   Mr. Shell joined GSAM in 1997. From 1987 to 1997,
     Vice President        Capital Growth                               he was a portfolio manager at Liberty and its
                                                                        predecessor firm, Eagle.
 Ernest C. Segundo, Jr.    Portfolio Manager --            Since 1997   Mr. Segundo joined GSAM in 1997. From 1992 to
     Vice President        Capital Growth                               1997, he was a portfolio manager at Liberty.

INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM (INTERNATIONAL EQUITY FUND)


    - Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to GSAMI's fundamental research capabilities



    - Teams manage over $27 billion in international equities for retail, institutional and high net worth clients



    - Focus on bottom-up stock selection as main driver of returns, though the teams leverage the asset allocation, currency and risk management capabilities of GSAMI



                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
     Ivor H. Farman        Senior Portfolio Manager --     Since 1996   Mr. Farman joined GSAMI as a senior portfolio
   Executive Director      International Equity                         manager in 1996. From 1995 to 1996 he was
                                                                        responsible for originating and marketing French
                                                                        equity ideas at Exane in Paris. Prior to 1995, he
                                                                        spent five years engaged in French equity research
                                                                        and marketing at Banque Nationale de Paris and
                                                                        Schroders in London.
      Paul Greener         Portfolio Manager --            Since 1998   Mr. Greener joined GSAMI as a member of the
        Associate          International Equity                         Pan-European Equity Team responsible for European
                                                                        general retailers, and technology sectors in 1996.
                                                                        From 1994 to 1996, he was an equity analyst at CIN
                                                                        Management. Prior to 1994, he was a student at the
                                                                        University of Birmingham.
       Susan Noble         Senior Portfolio Manager --     Since 1998   Ms. Noble joined the GSAMI as a senior portfolio
   Executive Director      International Equity                         manager and head of the European Equity Team in
                                                                        October 1997. From 1986 to 1997, she worked at
                                                                        Fleming Investment Management in London, where she
                                                                        most recently was Portfolio Management Director
                                                                        for the European equity investment strategy and
                                                                        process.
        Alice Lui          Portfolio Manager --            Since 1999   Ms. Lui joined GSAMI as a portfolio manager in
     Vice-President        International Equity                         1990.
      Ravi Shanker         Senior Portfolio Manager --     Since 1999   Mr. Shanker joined GSAMI as an operations manager
     Vice-President        International Equity                         in 1997. From July 1996 to 1997, he worked for
                                                                        Goldman Sachs in Singapore as a strategic advisor
                                                                        for transactions involving Infrastructure
                                                                        Industries in Asia. From 1998 to 1996, he worked
                                                                        for Goldman Sachs as an investment banker in the
                                                                        Investment Banking Division.
      Siew-Hua Thio        Portfolio Manager --            Since 1998   Ms. Thio joined GSAMI as a portfolio manager in
     Vice-President        International Equity                         1998. From 1997 to 1998, she was Head of Research
                                                                        for Indosuez WI Carr in Singapore. From 1993 fo
                                                                        1997, she was a research analyst at the same firm.
       Shogo Maeda         Senior Portfolio Manager --     Since 1994   Mr. Maeda joined GSAMI as a portfolio manager in
    Managing Director      International Equity                         1994. From 1987 to 1994, he worked at Nomura
                                                                        Investment Management Incorporated as a Senior
                                                                        Portfolio Manager.

FIXED INCOME PORTFOLIO MANAGEMENT TEAM (GLOBAL INCOME FUND)



FIXED INCOME PORTFOLIO MANAGEMENT TEAM:



    - The fixed-income portfolio management team is comprised of a deep team of sector specialists



    - The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation



    - The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net work clients



                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
   Stephen Fitzgerald      Portfolio Manager -- Global     Since 1992   Mr. Fitzgerald joined GSAM in 1992.
  Managing Director and    Income Fund
Chief Investment Officer
for International Fixed-
         Income

      Andrew Wilson        Portfolio Manager -- Global     Since 1995   Mr. Wilson joined GSAM in 1995. Prior to his
   Executive Director      Income Fund                                  current position, he spent three years as an
                                                                        Assistant Director at Rothschild Asset Management,
                                                                        where he was responsible for managing global and
                                                                        international bond portfolios with specific focus
                                                                        on the U.S., Canadian, Australian and Japanese
                                                                        economies.


ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGER BY GOLDMAN SACHS

The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

YEAR 2000


Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000.

Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Manager, the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.



The Investment Manager has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. The Investment Manager also is working with certain third party service providers to the Funds, including the Fund's custodian and administrator, to assess the adequacy of their compliance efforts and is in the process of developing contingency plans intended to assure that non-preparedness by such service providers will not materially affect the operations of the Investment Manager or those of the Funds.



The Investment Adviser has established a dedicated group to analyze issues relating to the Year 2000 Problem and to implement the systems modifications necessary to prepare for the Year 2000 Problem. The Investment Manager and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Manager, the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem. In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.



Companies, organizations, governmental entities, and markets in which the Funds invest will likely be affected by the Year 2000 Problem; however, it is not possible to predict the degree of impact at this time. It is possible that foreign issuers and markets, especially those located in emerging countries, will not be as prepared for the Year 2000 Problem as domestic issuers and markets. As a result, the performance of Funds that invest in foreign issuers or markets may be adversely affected.



Currently, neither the Investment Manager nor the Investment Adviser anticipates that the transition to the 21st Century will have any material impact on their ability to service the Funds at current levels.


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund intends to distribute substantially all of their net investment income annually. Each Fund also intends to annually distribute substantially all of its net realized capital gains. All income dividends and capital gain distributions made by a Fund will be reinvested in shares of that Fund at that Fund's net asset value.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Fund outstanding.

The value of each Fund's securities and assets, except for certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of sixty days or less are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Company's board of directors. See "Determination of Net Asset Value" in the SAI.


Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

TAXATION

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of Protective and PLIA. Under current law, owners of variable annuity contracts and variable life insurance policies that have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts or policies. For information concerning the federal tax consequences to the purchasers of the variable annuity contracts and variable life insurance policies, see the attached prospectus for such contract or policy.

For more information about the tax status of the Funds, see "Taxes" in the SAI.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each Fund's financial performance over the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.


                         PROTECTIVE INVESTMENT COMPANY
                              FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



GLOBAL INCOME FUND
                                                                                                           FOR THE
                                                                            YEAR ENDED                     PERIOD
                                                            ------------------------------------------   3/14/94* TO
                                                            12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                            ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period......................  $  10.134  $  10.177  $  10.074  $   9.558    $  10.000
                                                            ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income...................................      0.422      0.558      0.628      0.607        0.367
  Net realized and unrealized gain (loss).................      0.631      0.455      0.310      0.968       (0.442)
                                                            ---------  ---------  ---------  ---------  -------------
  Total from investment operations........................      1.053      1.013      0.938      1.575       (0.075)
                                                            ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income..............................     (0.255)    (0.917)    (0.628)    (0.553)      (0.367)
  In excess of net investment income......................     (0.000)     0.000     (0.036)    (0.323)       0.000
  From net realized gain..................................     (0.282)    (0.139)    (0.171)    (0.183)       0.000
                                                            ---------  ---------  ---------  ---------  -------------
Total distributions.......................................     (0.537)    (1.056)    (0.835)    (1.059)      (0.367)
                                                            ---------  ---------  ---------  ---------  -------------
Net asset value, end of period............................  $  10.650  $  10.134  $  10.177  $  10.074    $   9.558
                                                            ---------  ---------  ---------  ---------  -------------
                                                            ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A)..........................................      10.40%      9.94%      9.48%     16.94%       (0.74)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's).........................    $62,763    $48,833    $37,675    $31,085      $17,281
Ratios to average net assets:
  Net expenses (b)........................................       1.10%      1.10%      1.10%      1.10%        1.10%
  Gross expenses (b)......................................       1.28%      1.32%      1.42%      1.50%        2.12%
  Net investment income (b)...............................       4.71%      5.27%      5.71%      5.94%        5.58%
Portfolio Turnover Rate...................................        194%       369%       214%       295%         210%

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



INTERNATIONAL EQUITY FUND
                                                                                                        FOR THE
                                                                        YEAR ENDED                      PERIOD
                                                       --------------------------------------------   3/14/94* TO
                                                        12/31/98    12/31/97   12/31/96   12/31/95     12/31/94
                                                       -----------  ---------  ---------  ---------  -------------
Net asset value, beginning of period.................  $  12.452    $  12.865  $  11.045  $   9.581   $  10.000
                                                       -----------  ---------  ---------  ---------  -------------
Income (loss) from Investment operations:
  Net investment income..............................     (0.018)       0.038      0.140      0.067       0.048
  Net realized and unrealized gain (loss)............      2.584        0.525      1.955      1.817      (0.467)
                                                       -----------  ---------  ---------  ---------  -------------
  Total from investment operations...................      2.566        0.563      2.095      1.884      (0.419)
                                                       -----------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income.........................     (0.006)      (0.238)    (0.005)    (0.076)      0.000
  In excess of net investment income.................      0.000        0.000      0.000     (0.344)      0.000
  From net realized gain.............................     (0.707)      (0.738)    (0.270)     0.000       0.000
                                                       -----------  ---------  ---------  ---------  -------------
Total distributions..................................     (0.713)      (0.976)    (0.275)    (0.420)      0.000
                                                       -----------  ---------  ---------  ---------  -------------
Net asset value, end of period.......................  $  14.305    $  12.452  $  12.865  $  11.045   $   9.581
                                                       -----------  ---------  ---------  ---------  -------------
                                                       -----------  ---------  ---------  ---------  -------------
TOTAL RETURN (A).....................................      20.65%        4.42%     19.00%     19.66%      (4.18)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of Period (000's)....................  $ 174,985    $ 131,887  $  96,736  $  58,842   $  27,385
Ratios to average net assets:
  Net expenses (b)...................................       1.10%        1.10%      1.10%      1.10%       1.10%
  Gross expenses (b).................................       1.39%        1.37%      1.38%      1.55%       2.24%
  Net investment income (b)..........................       0.37%        0.34%      0.52%      0.96%       1.25%
Portfolio Turnover Rate..............................         79%          34%        38%        40%         33%

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



CAPITAL GROWTH FUND
                                                                                                        FOR THE
                                                                              YEAR ENDED                PERIOD
                                                                    -------------------------------   6/13/95* TO
                                                                    12/31/98   12/31/97   12/31/96     12/31/95
                                                                    ---------  ---------  ---------  -------------
Net asset value, beginning of period..............................  $  15.820  $  12.647  $  10.613    $  10.000
                                                                    ---------  ---------  ---------  -------------
Income from investment operations:
  Net investment income...........................................      0.081      0.104      0.134        0.080
  Net realized and unrealized gain................................      5.427      4.243      2.209        0.613
                                                                    ---------  ---------  ---------  -------------
  Total from investment operations................................      5.508      4.347      2.343        0.693
                                                                    ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income......................................     (0.081)    (0.104)    (0.134)      (0.080)
  In excess of net investment income..............................     (0.000)    (0.000)    (0.002)      (0.000)
  From net realized gain..........................................     (0.374)    (1.070)    (0.125)       0.000
  In excess of net realized gain..................................      0.000      0.000     (0.048)       0.000
                                                                    ---------  ---------  ---------  -------------
Total distributions...............................................     (0.455)    (1.174)    (0.309)      (0.080)
                                                                    ---------  ---------  ---------  -------------
Net asset value, end of period....................................  $  20.873  $  15.820  $  12.647    $  10.613
                                                                    ---------  ---------  ---------  -------------
                                                                    ---------  ---------  ---------  -------------
TOTAL RETURN (A)..................................................      34.76%     34.57%     22.05%        6.93%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's).................................  $ 155,149  $  75,042  $  30,299    $  10,716
Ratios to average net assets:
  Net expenses (b)................................................       0.80%      0.80%      0.80%        0.80%
  Gross expenses (b)..............................................       0.86%      0.97%      1.02%        1.62%
  Net investment income (b).......................................       0.54%      0.90%      1.54%        2.57%
Portfolio Turnover Rate...........................................         28%        61%        35%           5%



GROWTH AND INCOME FUND
                                                                                                       FOR THE
                                                                        YEAR ENDED                     PERIOD
                                                        ------------------------------------------   3/14/94* TO
                                                        12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                        ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period..................  $  15.762  $  14.183  $  12.197  $   9.661    $  10.000
                                                        ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income...............................      0.193      0.132      0.266      0.246        0.114
  Net realized and unrealized gain (loss).............     (0.651)     4.030      2.987      2.854       (0.300)
                                                        ---------  ---------  ---------  ---------  -------------
  Total from investment operations....................     (0.458)     4.162      3.253      3.100       (0.186)
                                                        ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income..........................     (0.183)    (0.131)    (0.266)    (0.246)      (0.114)
  From net realized gain..............................     (1.053)    (2.452)    (1.001)    (0.318)      (0.031)
  In excess of net realized gain......................     (0.000)    (0.000)    (0.000)    (0.000)      (0.008)
                                                        ---------  ---------  ---------  ---------  -------------
Total distributions...................................     (1.236)    (2.583)    (1.267)    (0.564)      (0.153)
                                                        ---------  ---------  ---------  ---------  -------------
Net asset value, end of period........................  $  14.068  $  15.762  $  14.183  $  12.197    $   9.661
                                                        ---------  ---------  ---------  ---------  -------------
                                                        ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A)......................................      (2.92)%     29.84%     26.82%     32.29%       (1.86)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's).....................  $ 388,290  $ 356,503  $ 210,587  $ 128,076    $  42,305
Ratios to average net assets:
  Net expenses (b)....................................       0.80%      0.80%      0.80%      0.80%        0.80%
  Gross expenses (b)..................................       0.85%      0.85%       .88%      0.93%        1.31%
  Net investment income (b)...........................       1.25%      0.88%      2.11%      2.36%        2.21%
Portfolio Turnover Rate...............................        116%        69%        49%        55%          36%

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



CORE U.S. EQUITY FUND
                                                                                                        FOR THE
                                                                         YEAR ENDED                     PERIOD
                                                         ------------------------------------------   3/14/94* TO
                                                         12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                         ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period...................  $  18.409  $  15.437  $  13.109  $   9.839    $  10.000
                                                         ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income................................      0.132      0.170      0.180      0.143        0.093
  Net realized and unrealized gain (loss)..............      3.981      4.568      2.706      3.470       (0.039)
                                                         ---------  ---------  ---------  ---------  -------------
  Total from investment operations.....................      4.113      4.738      2.886      3.613        0.054
                                                         ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income...........................     (0.133)    (0.165)    (0.180)    (0.143)      (0.093)
  From net realized gain...............................     (0.232)    (1.601)    (0.378)    (0.200)      (0.120)
  In excess of net realized gain.......................      0.000      0.000      0.000      0.000       (0.002)
                                                         ---------  ---------  ---------  ---------  -------------
Total distributions....................................     (0.365)    (1.766)    (0.558)    (0.343)      (0.215)
                                                         ---------  ---------  ---------  ---------  -------------
Net asset value, end of period.........................  $  22.157  $  18.409  $  15.437  $  13.109    $   9.839
                                                         ---------  ---------  ---------  ---------  -------------
                                                         ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A).......................................      22.33%     30.95%     21.94%     36.73%        0.53%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)......................  $ 262,994  $ 177,210  $ 101,624  $  56,723    $  17,717
Ratios to average net assets:
  Net expenses (b).....................................       0.80%      0.80%      0.80%      0.80%        0.80%
  Gross expenses (b)...................................       0.85%      0.86%      0.91%      1.01%        1.81%
  Net investment income (b)............................       0.71%      1.06%      1.44%      1.69%        2.44%
Portfolio Turnover Rate................................         48%        61%        34%        60%          56%



SMALL CAP VALUE FUND
                                                                                                          FOR THE
                                                                           YEAR ENDED                     PERIOD
                                                           ------------------------------------------   3/14/94* TO
                                                           12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                           ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period.....................  $  11.726  $  10.022  $   9.345  $   8.951    $  10.000
                                                           ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income..................................      0.049      0.040      0.030      0.079        0.038
  Net realized and unrealized gain (loss)................     (1.885)     3.162      1.840      0.502       (1.025)
                                                           ---------  ---------  ---------  ---------  -------------
  Total from investment operations.......................     (1.836)     3.202      1.870      0.581       (0.987)
                                                           ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income.............................     (0.051)    (0.038)    (0.030)    (0.079)      (0.038)
  From net realized gain.................................     (0.792)    (1.460)    (1.163)    (0.031)      (0.001)
  In excess of net realized gain.........................     (0.390)     0.000      0.000     (0.077)      (0.023)
                                                           ---------  ---------  ---------  ---------  -------------
Total distributions......................................     (1.233)    (1.498)    (1.193)    (0.187)      (0.062)
                                                           ---------  ---------  ---------  ---------  -------------
Net asset value, end of period...........................  $   8.657  $  11.726  $  10.022  $   9.345    $   8.951
                                                           ---------  ---------  ---------  ---------  -------------
                                                           ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A).........................................     (15.32)%     32.20%     20.22%      6.46%       (9.87)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)........................  $  99,791  $ 107,984  $  64,433  $  43,830    $  21,813
Ratios to average net assets:
  Net expenses (b).......................................       0.80%      0.80%      0.80%      0.80%        0.80%
  Gross expenses (b).....................................       0.89%      0.89%      0.94%      1.00%        1.62%
  Net investment income (b)..............................       0.45%      0.38%      0.31%      1.09%        1.07%
Portfolio Turnover Rate..................................         96%        99%       100%        60%          17%



*   Commencement of operations.



(a) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Life and Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.



(b) Annualized for periods less than one year.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

For investors who would like more information about the Funds and the Company, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission the ("SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Company at the address or phone number listed below.



Information about the Funds (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Funds. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.


ANNUAL AND SEMI-ANNUAL REPORTS

The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

                 TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUNDS YOU MAY WRITE TO PROTECTIVE INVESTMENT COMPANY AT P.O. BOX 2606, BIRMINGHAM, AL 35202 OR CALL US AT 1-800-866-3555.

Investment Company Act File No. 811-8674

                                     PART B
                       INFORMATION REQUIRED TO BE IN THE
                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                         PROTECTIVE INVESTMENT COMPANY

                        PROTECTIVE CORE U.S. EQUITY FUND
                         PROTECTIVE CAPITAL GROWTH FUND
                        PROTECTIVE SMALL CAP VALUE FUND
                      PROTECTIVE INTERNATIONAL EQUITY FUND
                       PROTECTIVE GROWTH AND INCOME FUND
                         PROTECTIVE GLOBAL INCOME FUND


                                  May 1, 1999


    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the prospectus for Protective Investment Company (the "Company") and should, therefore, be read in conjunction with the prospectus for the Company. To obtain a copy of the prospectus with the same date as this Statement of Additional Information write to the Company at P. O. Box 2606, Birmingham, Alabama 35202 or call 1-800-866-3555.

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INTRODUCTION..............................................................    1
ADDITIONAL INVESTMENT POLICY INFORMATION..................................    2
  Protective CORE U.S. Equity Fund........................................    2
  Business Value Investing in Protective Small Cap Value Fund and
   Protective Growth and Income Fund......................................    2
  Protective International Equity Fund....................................    3
  Protective Global Income Fund...........................................    3
SPECIAL INVESTMENT METHODS AND RISKS......................................    4
  Custody Receipts........................................................    4
  Restricted and Illiquid Securities......................................    4
  Options on Securities and Securities Indices............................    5
  Futures Contracts and Options on Futures Contracts......................    7
  Foreign Investments.....................................................    9
  Fixed-Income Securities.................................................   14
  Structured Securites....................................................   17
  Repurchase Agreements...................................................   18
  Mortgage Dollar Rolls...................................................   18
  Lending of Portfolio Securities.........................................   18
  Borrowing...............................................................   19
  Standard & Poor's Depository Receipts...................................   19
  Short Sales Against-the-Box.............................................   19
  Other Investment Companies..............................................   19
  Warrants and Rights.....................................................   19
  Real Estate Investment Trusts...........................................   20
  When-Issued Securities and Forward Commitments..........................   20
INVESTMENT RESTRICTIONS...................................................   21
  Fundamental Restrictions................................................   21
  Non-fundamental Restrictions............................................   22
  Interpretive Rules......................................................   22
INVESTMENT MANAGER........................................................   22
  Investment Management Agreement.........................................   23
  Expenses of the Company.................................................   24
INVESTMENT ADVISERS.......................................................   24
  Investment Advisers.....................................................   24
  Investment Advisory Agreements..........................................   26
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................   28
DETERMINATION OF NET ASSET VALUE..........................................   30
PERFORMANCE INFORMATION...................................................   32
TAXES.....................................................................   33
  General Tax Information.................................................   33
SHARES OF STOCK...........................................................   35
VOTING AND OTHER RIGHTS...................................................   36
CUSTODY OF ASSETS.........................................................   36
DIRECTORS AND OFFICERS....................................................   38
  Table of Directors Compensation.........................................   38
FINANCIAL STATEMENTS......................................................
OTHER INFORMATION.........................................................   39
  Independent Accountants.................................................   39
  Legal Counsel...........................................................   39
  Other Information.......................................................   39
APPENDIX A
  DESCRIPTION OF BOND RATINGS.............................................   40
    Moody's Investors Service, Inc.'s Bond Ratings........................   40
    Standard & Poor's Ratings Group.......................................   41
APPENDIX B
  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO..............................   42
  GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES.....   42
  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE............................   43

                                  INTRODUCTION

    Protective Investment Company (the "Company") is an open-end management investment company incorporated in the State of Maryland on September 2, 1993. The Company consists of six separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. In previous years, the Company offered seven Funds. The seventh Fund which is no longer offered by the Company was called the Money Market Fund. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

    Pursuant to an investment management agreement and subject to the authority of the Company's board of directors, Investment Distributors Protective Investment Advisors, Inc. ("PIA") serves as the Company's investment manager (the "Investment Manager") and conducts the business and affairs of the Company. PIA has engaged Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), as the investment adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. PIA also has engaged Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, as the investment adviser to provide day-to-day portfolio management for each of the other Funds. (GSAM and GSAMI are each referred to herein as the "Adviser" or together as the "Advisers," as appropriate.)

    The Company currently offers each class of its stock to a separate accounts of Protective Life Insurance Company ("Protective Life") and Protective Life and Annuity Insurance Company ("PLAI") (formerly, American Foundation Life Insurance Company) as funding vehicles for certain variable annuity and variable life insurance contracts (the "Contracts") issued by Protective Life or PLAI through separate accounts (the "Accounts"). The Company does not offer its stock directly to the general public. Each Account, like the Company, is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus, which accompanies the prospectus for the Company (the "Prospectus"), describes the Account and the Contracts issued through that Account. The prospectus for the Account and the Contracts also has a statement of additional information similar to this statement of additional information (the "SAI").

    The Company may, in the future, offer its stock to other registered and unregistered separate accounts of Protective Life, PLAI, and their affiliates supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

    Terms appearing in the SAI that are defined in the Prospectus have the same meaning herein as in the Prospectus.

                    ADDITIONAL INVESTMENT POLICY INFORMATION

PROTECTIVE CORE U.S. EQUITY FUND

    The CORE U.S. Equity Fund's investment objective is to provide its shareholders with a total return consisting of capital appreciation plus dividend income. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities.

    Since normal settlement for equity securities is three trading days, the Fund will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances normally range from 2% to 5% of the Fund's net assets. The Fund may purchase futures contracts on the S&P 500 Index in order to keep the Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions.

    THE MULTIFACTOR MODEL. The multifactor model is a rigorous computerized rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the multifactor model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, yield, growth, momentum, risk and liquidity (E.G., price/ earnings ratio, sustainable growth rate, earnings momentum and market liquidity). All of these factors have been shown to significantly impact the performance of equity securities.

    Because it includes many disparate factors, the Adviser believes that the multifactor model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the multifactor model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities from the recommended list, the Adviser believes that the CORE U.S. Equity Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

    The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the CORE U.S. Equity Fund. Such changes (which may be the result of changes in the multifactor model or the method of applying the multifactor model) may include: (i) evolutionary changes to the structure of the multifactor model (E.G., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (E.G., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

BUSINESS VALUE INVESTING IN PROTECTIVE SMALL CAP VALUE FUND AND PROTECTIVE GROWTH AND INCOME FUND

    Potential equity investments for Small Cap Value Fund and Growth and Income Fund generally are evaluated using fundamental analysis, including criteria such as earnings, cash flow, asset values and/or dividend-paying ability. In choosing a Fund's securities, the Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and meet decision-makers. The Adviser may also use a macro analysis of numerous economic and valuation variables to determine and anticipate changes in company earnings and the overall investment climate. The Adviser is able to draw on the research and market expertise of the Goldman Sachs Research Department and other affiliates of the Adviser as well as information provided by other securities dealers.

    The Adviser intends to purchase equity securities of companies that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. These Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Adviser, are available at attractive prices. Consideration is given to the business quality of the issuer. Factors positively affecting the Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the market position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business.

    Equity securities in a Fund's portfolio will generally be sold when the Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

PROTECTIVE INTERNATIONAL EQUITY FUND

    INVESTING ABROAD: HIGH HISTORICAL RETURNS AND UNRECOGNIZED VALUES. Because research coverage outside the U.S. is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. The Adviser believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the Fund's highly focused investment approach.

    A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, the Adviser's equity team in London, Hong Kong and Tokyo seeks to identify companies that have a high probability of achieving superior long-term returns. Stocks are carefully selected for the Fund's portfolio through a three-stage investment process. Because the Fund is a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

    Using the research of the Adviser and Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the portfolio managers first identify attractive industries around the world. Such industries have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

    Within these industries the portfolio managers identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. The Fund looks for companies whose management always acts in the interests of the owners and seek to maximize returns to all stockholders.

    HEDGING AND ENHANCING RETURNS THROUGH CURRENCY MANAGEMENT TECHNIQUES. The Adviser's currency team may manage the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

    THE ADVISER'S INTERNATIONAL EQUITY TEAM. The members of the Adviser's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. In addition, they have access to over 200 economic, equity and currency research professionals of Goldman Sachs in London, Frankfurt, Hong Kong, Tokyo and New York.

PROTECTIVE GLOBAL INCOME FUND

    HIGH INCOME. The Fund's portfolio managers will seek out high yielding bonds in the global fixed-income market that meet the Fund's credit quality standards and certain other criteria.

    CAPITAL APPRECIATION. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers also attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

    PORTFOLIO MANAGEMENT FLEXIBILITY. The Fund is designed to be actively managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the investment guidelines and often have strong currencies and stable economies and in securities that they believe offer the best performance prospects. Furthermore, because the Fund can purchase securities with various maturities, the portfolio managers can adjust the Fund's holdings in an effort to maximize returns in a variety of interest rate environments. In addition, the Fund's ability to invest in securities of any maturity allows its portfolio managers to adjust the Fund's portfolio as interest rates change to take advantage of the most attractive segments of the yield curve.

    RELATIVE STABILITY OF PRINCIPAL. The Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high credit quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

    PROFESSIONAL MANAGEMENT. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

                      SPECIAL INVESTMENT METHODS AND RISKS

CUSTODY RECEIPTS

    The Funds may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, political subdivisions, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, political subdivisions authorities or instrumentalities. These custody receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custody receipts are not considered U.S. Government securities.

RESTRICTED AND ILLIQUID SECURITIES


    The Funds may purchase certain restricted securities (those that are not registered under the Securities Act of 1933 (the "1933 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of that Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Fund are described below in the section that discusses the non-fundamental investment restrictions of the Funds.


    Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days, participation interests in loans, certain mortgage-backed securities, certain over-the-counter option contracts, and securities that are not readily marketable.

    Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Company will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the board of directors of the Company or the Advisers have determined to be liquid will be treated as such.

    The SEC staff has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

    WRITING OPTIONS. All of the Funds except the CORE U.S. Equity Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

    In addition, a written call option or put option may be covered by segregating cash or liquid assets (either of which may be denominated in any currency) with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

    The Funds other than the CORE U.S. Equity Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

    A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

    A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

    PURCHASING OPTIONS. The Funds other than the CORE U.S. Equity Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

    A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

    YIELD CURVE OPTIONS. The Global Income Fund may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    The Global Income Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Global Income Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The Global Income Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

    Yield curve options written by the Global Income Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Global Income Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The Funds other than the CORE U.S. Equity Fund may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

    Transactions by a Fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    The Funds may purchase and sell futures contracts. Each Fund other than CORE U.S. Equity Fund may also purchase and write options on futures contracts. These Funds may purchase and sell futures contracts based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and other financial instruments and indices. CORE U.S. Equity Fund may only purchase and sell futures contracts on the S&P 500 Index. A Fund will engage in futures or, in the case of Funds other than CORE U.S. Equity, related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund (other than the CORE U.S. Equity Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such Fund has acquired or expects to acquire.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity Fund) foreign currency rates that would adversely affect the U. S. dollar value of the Fund's portfolio securities. Such futures contracts may (except in the case of CORE U.S. Equity Fund) include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, a Fund (other than CORE U.S. Equity Fund) may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

    If, in the opinion of its Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. Where permitted, a Fund will engage in futures transactions and (except for CORE U.S. Equity Fund) in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- I.E., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose seeking to increase total return, will not exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and (except for CORE U.S. Equity Fund) in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxes" in the Prospectus).

    Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

    Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN INVESTMENTS

    Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special risks, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. Investments in foreign issuers usually involves currencies of foreign countries and since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Currency exchange rates may fluctuate significantly over short periods of time. The generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

    Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States.

    Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    International Equity Fund, Capital Growth Fund, Small Cap Value Fund, Global Income Fund and Growth and Income Fund may also invest in countries with emerging economics or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    The International Equity Fund, Capital Growth Fund, Small Cap Value Fund, Growth and Income Fund and Global Income Fund may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The International Equity Fund and Global Income Fund may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may enter into forward foreign currency exchange contracts for the purposes described in the Prospectus. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

    At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    These Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Adviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

    The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. These Funds may also purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

    Cash or liquid assets of the Fund are segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the segregated assets declines, additional cash or other assets are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets are marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

    While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

    Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

    Forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transactions costs, or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment by the Adviser.

    WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The International Equity Fund and Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency if a pattern of correlation exists between the values of the currencies. In addition, the International Equity and Global Income Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

    A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

    A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by it.

    A Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

    In addition to using options for the hedging purposes described above, the International Equity Fund and Global Income Fund may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

    These two Funds would normally purchase call options to seek to increase in anticipation of an increase in the market value of a currency. They would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by these two Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. They would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise they would realize either no gain or a loss on the purchase of the put option.

    SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    The Funds may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See "Investment Restrictions" in the Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Fund.

    The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

    INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. The Global Income Fund may enter into interest rate, mortgage and currency swaps for hedging purposes and to seek to increase total return. The International Equity Fund may enter into currency swaps for these purposes. The Global Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated assets as described below, the Advisers believe that swaps do not constitute senior securities as defined in the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the Fund will be segregated by the Fund. A Fund will not enter into any interest rate swap (including caps, floors and collars), mortgage swap or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Company's board of directors, is responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

FIXED-INCOME SECURITIES

    SHORT-TERM BANK AND CORPORATE OBLIGATIONS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar-denominated obligations of domestic issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Certain fixed time deposits maturing in more than seven days may be deemed to be illiquid securities. Bank notes rank junior to deposit liabilities of the bank and PARI PASSU with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

    VARIABLE AMOUNT MASTER DEMAND NOTES. The Funds may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

    VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS. The Funds may purchase variable and floating rate demand instruments that are debt securities that possess a floating or variable interest rate adjustment formula. These instruments also permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

    The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days's notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to the Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure.

    The maturity of the variable or floating rate demand instruments held by any of the Funds will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

    LOWER-RATED CORPORATE DEBT OBLIGATIONS. As described in the Prospectus, the Capital Growth Fund, International Equity Fund, Small Cap Value Fund and Growth and Income Fund may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") (I.E., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (I.E., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). See Appendix A for a description of the ratings issued by investment rating services.

    An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund's Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through diversification of these Funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

    ZERO COUPON BONDS. The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in zero coupon bonds which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.

    Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

    Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the Funds will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the Funds may obtain no return at all on their investment. In addition, a Fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. All of the Funds except CORE U.S. Equity Fund may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

    Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities.

    Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

STRUCTURED SECURITES

    Each Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

REPURCHASE AGREEMENTS

    All of the Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity Fund and Global Income Fund may also enter into repurchase agreements involving certain foreign government securities. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by that Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, that Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Company's board of directors have reviewed and approved certain sellers whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers.

    All of the Funds, together with other registered investment companies advised by the Advisers, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements.

MORTGAGE DOLLAR ROLLS

    The Global Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the caash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


LENDING OF PORTFOLIO SECURITIES


    All of the Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. If the Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of a Fund.

BORROWING

    All of the Funds may borrow money but only from banks and only for temporary or short-term purposes. Temporary or short-term purposes may include: (i) short-term (I.E., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. No Fund will borrow for leveraging purposes. Each Fund will maintain continuous asset coverage of at least 300% (as defined in the Act) with respect to all of its borrowings. Should the value of a Fund's assets decline to below 300% of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage. Borrowing involves interest costs. A Fund will not purchase additional securities while its borrowings exceed 5% of its total assets.

STANDARD & POOR'S DEPOSITORY RECEIPTS

    The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund, International Equity Fund, and Growth and Income Fund may each invest up to 10% of its total assets in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR trust, a trust that has been established to accumulate and hold a portfolio of common stock that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used by a Fund for a variety of reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transactions costs. Investment in SPDRs generally entails additional risk to a Fund in that the movement of SPDR prices does not perfectly correlate with the price action of the S&P 500 Index.

SHORT SALES AGAINST-THE-BOX


    The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund, International Equity Fund and Growth and Income Fund may make short sales of securities or maintain short positions in securities, provided that the Fund owns an equal amount of the shorted securities (or of securities convertible into or exchangeable for -- without payment of additional consideration -- an equal amount of the securities of the same issuer) (a short sale against-the-box). Not more than 25% of a Fund's net assets (at the time of the short sale) may be subject to short sales. These Funds make short sales primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a loss or gain in its short position.


OTHER INVESTMENT COMPANIES

    All of the Funds reserve the right to invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies and small business investment companies. No Fund may invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest may include money markets funds for which its Adviser or its Adviser's affiliates serve as the investment adviser. A Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which its Adviser or any of its Adviser's affiliates act as adviser, the management fees payable by the Fund to the Investment Manager will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser or any of its affiliates.

WARRANTS AND RIGHTS

    The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund, International Equity Fund and Growth and Income Fund each may invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. The Funds will each not invest more than 2% of their total assets, calculated at the time of purchase, in warrants or rights which are not listed on the New York or American Stock Exchanges. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REAL ESTATE INVESTMENT TRUSTS

    The CORE U.S. Equity Fund, International Equity Fund, Capital Growth Fund, Small Cap Value Fund and the Growth and Income Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

    Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940. REITs (especially mortgage REITs) are also subject to interest rate risks.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

    All of the Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

    A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to it on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

    A Fund is required to segregate with the Company's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss of the value of the security to be purchased declines prior to the increases prior to the settlement date.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS


    The following investment restrictions have been adopted by the Company as fundamental policies for the Fund to which each applies, as shown below. A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding votes attributable to the shares of a Fund. The investment objective or objectives of each Fund and all other investment policies or practices of the Fund are considered by the Company not to be fundamental and accordingly may be changed by the Company's board of directors without shareholder approval. See the description of each Fund in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.


    None of the Funds may:

        1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts (including those relating to indices), and options on futures contracts or indices.

        2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but a Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures contracts.

        3. Sell securities short or maintain a short position except for short sales against-the-box.

        4. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

        5. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

        6. Invest in commodities except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis as described in the Prospectus.

        7. Lend any money or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets.

        8. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as otherwise permitted under these fundamental investment restrictions.

        9. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

       10. Borrow money except from banks for temporary or short-term purposes and then only if each maintains asset coverage of at least 300% for such borrowings. For purposes of this investment restriction, transactions in currency, swaps, options, futures contracts, including those relating to indices, forward contracts, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

    Fund-specific restrictions:

       11. None of the Funds may invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. Government Securities.

       12. CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund, International Equity Fund and the Growth and Income Fund each may not, as to 75% of the total assets of each at the time of purchase, purchase the securities of any issuer if more than 5% of the value of the Fund's total assets would be invested in such securities.

NON-FUNDAMENTAL RESTRICTIONS

    In addition to the investment restrictions mentioned above, the directors of the Company have adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Company's board of directors and they differ from fundamental investment restrictions in that they may be changed or amended by the board of directors without prior notice to or approval of shareholders.

    None of the Funds (except the Global Income Fund) may:

       1. Purchase the securities of any issuer if by such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

        Fund specific restrictions:

        2(a). The Funds each will not invest more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

       3. The Global Income Fund may not, as to 75% of its total assets at the time of purchase, purchase the securities of any issuer if more than
    10% of the value of the Fund's total assets would be invested in such securities.

INTERPRETIVE RULES

    For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.

                               INVESTMENT MANAGER

    Protective Investment Advisors, Inc. ("PIA"), 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. Prior to 1999, PIA was known as Investment Distributors Advisory Services. PIA is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange. PLC's principal operating subsidiary is Protective Life Insurance Company, a stock life insurance company which maintains its administrative offices in Birmingham, Alabama. Protective Life was incorporated in Alabama in 1907 and changed its state of domicile from Alabama to Tennessee in 1992. Protective Life's principal business is the writing of individual and group life and health insurance contracts, annuity contracts, and guaranteed investment contracts.

    The Investment Manager has retained the Advisers, entities that have extensive experience managing the assets of investment companies, pension plans and other clients, to manage the investment and reinvestment of the Funds' assets.

INVESTMENT MANAGEMENT AGREEMENT

    The Investment Manager has entered into an investment management agreement, dated March 20, 1996, with the Company under which the Investment Manager assumes overall responsibility, subject to the supervision of the Company's board of directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Advisers on an ongoing basis. The Investment Manager provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Investment Manager also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, and accounting services agent and to its own administration agent that performs services for the Company on its behalf. The Investment Manager is also responsible for overseeing the Company's compliance with the requirements of applicable law and in conformity with each Fund's investment objective(s), policies and restrictions, including oversight of the Advisers.


    For its services to the Company, the Investment Manager receives a monthly management fee. The fee is deducted daily from the assets of each of the Funds and paid to the Investment Manager monthly. The fee for each Fund is based on the average daily net assets of the Fund at the following annual rates: CORE U.S. Equity Fund .80%, Capital Growth Fund .80%, Small Cap Value Fund .80%, International Equity Fund 1.10%, Growth and Income Fund .80%, and Global Income Fund 1.10%. For the fiscal year ended December 31, 1996, the Funds incurred the following management fees to the Investment Manager: CORE U.S. Equity Fund $632,296, Capital Growth Fund $161,938, Small Cap Value Fund $446,552, International Equity Fund $871,940, Growth and Income Fund $1,325,914, and Global Income Fund $380,629. For the fiscal year ended December 31, 1997, the Funds incurred the following management fees to the Investment Manager: CORE U.S. Equity Fund $1,127,773, Capital Growth Fund $406,029, Small Cap Value Fund $691,965, International Equity Fund $1,305,891, Growth and Income Fund $2,327,494, and Global Income Fund $470,207. For the fiscal year ended December 31, 1998, the Funds incurred the following management fees to the Investment
Manager: CORE U.S. Equity Fund $1,743,718, Capital Growth Fund $867,482, Small Cap Value Fund $882,229, International Equity Fund $1,723,512, Growth and Income Fund $3,154,367, and Global Income Fund $611,855.



    The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Investment Manager has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's average daily net assets on an annualized basis: Capital Growth Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Value Fund, .80%; International Equity Fund, 1.10%; Growth and Income Fund, .80%; and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Investment Manager may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.


    The investment management agreement provides that the Investment Manager may render similar services to others so long as the services that it provides thereunder are not impaired thereby. The investment management agreement also provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment management agreement, and (ii) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

    The investment management agreement was approved for each Fund (other than Capital Growth Fund) by the directors of the Company, including a majority of the directors of the Company who are not parties to the agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested directors"), on February 8, 1994, and by the sole initial shareholder of the Fund on March 2, 1994. The investment management agreement was approved for Capital Growth Fund by the directors of the Company, including a majority of the non-interested directors on May 3, 1995 and by the sole initial shareholder of the Fund on June 20, 1995. The investment management agreement will remain in effect from year to year provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the votes attributable to shares of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the non-interested directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement will terminate automatically if assigned (as defined in the Act) and is terminable as to any Fund at any time without penalty by the directors of the Company or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund on 60 days' written notice to the Investment Manager and by the Investment Manager on 60 days' written notice to the Company.

EXPENSES OF THE COMPANY

    The company incurs certain operating and general administrative expenses in addition to the Investment Manager's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; interest; brokerage costs, and other expenses properly payable by the Company.

    In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the board of directors as appropriate. Expenses other than the Investment Manager's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, directors' fees and expenses, independent accountant fees, transfer agent fees, expenses of redemption, insurance costs, legal fees, and all other costs of operation properly payable by the Company.

                              INVESTMENT ADVISERS

INVESTMENT ADVISERS


    Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as the investment adviser of the CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund and Growth and Income Fund. In previous years, Goldman Sachs Asset Management also acted as the investment adviser to the Money Market Fund. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB England, an affiliate of Goldman Sachs, acts as the investment adviser to the International Equity Fund and the Global Income Fund. Both Goldman Sachs and GSAMI are registered with the SEC as investment advisers. As of March 23, 1998, the Advisers, together with their affiliates, acted as investment adviser, or distributor for assets in excess of $153 billion.


    Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

    The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, Goldman Sachs's Investment Research Department covers approximately 1,700 companies, including approximately 2,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs's research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in INSTITUTIONAL INVESTOR'S annual "All-America Research Team" survey. In addition, many of Goldman Sachs's economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analysis (now used by a growing number of investors) to structure and evaluate portfolios.

    The fixed-income research capabilities of Goldman Sachs available to each of the Advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

    In advising the Funds, the Advisers are supported by Goldman Sachs's economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs's international research team has brought wide recognition to its members. The team has earned top rankings in the INSTITUTIONAL INVESTOR annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

    In allocating assets in a Fund's portfolio among foreign countries and currencies, the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors.

These estimated equilibrium returns are then combined with Goldman Sachs's research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for a Fund's investment objective and criteria.

INVESTMENT ADVISORY AGREEMENTS

    Each Adviser has entered into an investment advisory agreement, dated March 20, 1996 with the Investment Manager in connection with each Fund it advises. Under the agreements, the Adviser, subject to the general supervision of the Company's board of directors, manages the investment portfolio of each Fund. Under the investment advisory agreements, the Advisers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, the Advisers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulates and implements investment programs in furtherance of each Fund's investment objective(s).

    As compensation for its services to the Funds on behalf of the Investment Manager, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates:


                            0-100MM      100-200M       200MM+         1998
                          -----------  -------------  -----------  -------------
International Equity            .40%          .30%          .25%   $     570,031
Global Income                   .40%          .30%          .25%   $     222,494
Growth and Income               .40%          .30%          .20%   $   1,088,565
CORE U.S. Equity                .40%          .30%          .20%   $     736,023
Small Cap Value                 .40%          .30%          .20%   $     430,825
Capital Growth                  .40%          .30%          .20%   $     425,288



    For the fiscal year ended December 31, 1996, the Investment Manager paid the following fees to the Advisers in connection with each of the Funds: CORE U.S. Equity Fund $310,858, Capital Growth Fund $80,969, Small Cap Value Fund $223,180, International Equity Fund $311,366, Growth and Income Fund $580,051, and Global Income Fund $138,411. For the fiscal year ended December 31, 1997, the Investment Manager paid the following fees to the Advisers in connection with each of the Funds: CORE U.S. Equity Fund $522,915, Capital Growth Fund $162,737, Small Cap Value Fund $344,230, International Equity Fund $455,679, Growth and Income Fund $881,873, and Global Income Fund $170,984. For the fiscal year ended December 31, 1998, the Invesment Manager paid the following fees to the Advisers in connection with each of the Funds: CORE U.S. Equity Fund $736,023, Capital Growth Fund $425,288, Small Cap Value Fund $430,825, International Equity Fund $570,031, Growth and Income Fund $1,088,565, and Global Income Fund $222,494.


    The Funds' investment advisory agreements each provide that the Advisers may render similar services to others so long as the services that they provide thereunder are not impaired thereby.

    The investment advisory agreement for each Fund was approved by the directors of the Company, including a majority of the directors of the Company who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested directors"), on March 20, 1996, and by the shareholders of each Fund on April 30, 1996. The foregoing agreements will remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the votes attributable to shares of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the non-interested directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreements will each terminate automatically if assigned (as defined in the Act) and each is terminable at any time without penalty by the directors of the Company or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Company.

    ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS AND ITS AFFILIATES. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interests in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

    Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to funds or accounts (including insurance company separate accounts and other funds and other collective investment vehicles), which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same types of securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates asset management activities, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for a Fund.

    From time to time, a Fund's activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies, designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

    In connection with their advice to the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of a Fund and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts, could conflict with the transactions and strategies employed by the Advisers in advising the Funds.

    The results of a Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for the proprietary accounts or accounts (including investment companies or other collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

    The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

    An investment policy committee, which may include partners of Goldman Sachs and its affiliates, may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of the Funds. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Funds invest.

    In addition, certain principals and certain employees of the Advisers are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

    The Advisers may enter into transactions and invest in currencies or other instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activites may cause departments of the firm to give advice to clients that may cause such client to take actions adverse to the interests of the Company to the extent that affiliate transactions are permitted. The Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

    Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

    It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Except to the extent that the Money Market Fund purchases securities from Goldman Sachs consistent with the terms of an SEC order permitting such sales, the Company will not deal with Goldman Sachs in any transaction in which Goldman Sachs acts as principal.

    In placing orders for portfolio securities of a Fund, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Advisers and their affiliates, or other clients of the Advisers or their affiliates. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Advisers in providing investment advisory services for the Funds.

    On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

    Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the board of directors of the Company.

    Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for the Funds. In order for Goldman Sachs to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the board of directors of the Company, including a majority of the non-interested directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

    In addition, although Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Company's board of directors has adopted procedures designed to insure compliance with the requirements of Section 11(a). In this regard, Goldman

Sachs will provide the Company at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of each Fund. The board of directors of the Company will review and approve all of each Fund's portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith.


    During the fiscal year ended December 31, 1996, the Funds paid the following amounts in brokerage commissions: CORE U.S. Equity Fund $86,791, Capital Growth Fund $38,218, Small Cap Value Fund $202,278, International Equity Fund $251,953, Growth and Income Fund $260,225, and Global Income Fund $0. For the fiscal year ended December 31, 1997, the Funds paid the following amounts in brokerage commissions: CORE U.S. Equity Fund $250,554, Capital Growth Fund $104,067, Small Cap Value Fund $269,631, International Equity Fund $275,970, Growth and Income Fund $659,922, and Global Income Fund $0. During the fiscal year ended December 31, 1998, the Funds paid the following amounts in brokerage commissions: CORE U.S. Equity Fund $241,643, Capital Growth Fund $110,787, Small Cap Value Fund $463,814, International Equity Fund $547,995, Growth and Income Fund $1,163,391, and Global Income Fund $0.



    During the fiscal year ended December 31, 1996, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: CORE U.S. Equity Fund $0, Capital Growth Fund $9,752, Small Cap Value Fund $3,955, International Equity Fund $1,778, Growth and Income Fund $21,367, and Global Income Fund $0. During the fiscal year ended December 31, 1997, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: CORE U.S. Equity Fund $0, Capital Growth Fund $16,174, Small Cap Value Fund $16,706, International Equity Fund $1,635, Growth and Income Fund $83,869, and Global Income Fund $0. During the fiscal year ended December 31, 1998, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: CORE U.S. Equity Fund $2,762, Capital Growth Fund $2,346, Small Cap Value Fund $9,517, International Equity Fund $895, Growth and Income Fund $100,828, and Global Income Fund $0.



    During the fiscal year ended December 31, 1998, the brokerage commissions paid by the Funds to Goldman Sachs represented the following percentages of aggregate brokerage commissions paid by each Fund: CORE U.S. Equity Fund 1.14%, Capital Growth Fund 2.12%, Small Cap Value Fund 2.05%, International Equity Fund 0.16%, Growth and Income Fund 8.67%, and Global Income Fund 0.00%.



    During the fiscal year ended December 31, 1998, the aggregate dollar amount of transactions executed for each Fund by Goldman Sachs represented the following percentages of aggregate dollar amount of transactions for such Fund:
CORE U.S. Equity Fund 0.00%, Capital Growth Fund 2.54%, Small Cap Value Fund 2.03%, International Equity Fund 0.15%, Growth and Income Fund 7.28%, and Global Income Fund 0.00%.



    For the fiscal period ended December 31, 1998, the Funds acquired and sold securities of their regular broker-dealers. As of December 31, 1998, the Funds held the following amounts of securities of their regular broker-dealers:
Capital Growth Fund $3,269,437, and CORE U.S. Equity Fund $8,352,113.


                        DETERMINATION OF NET ASSET VALUE

    Under the Act, the board of directors of the Company is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the board of directors of the Company, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. Each Fund will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Company is open for business.

    In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the board of directors of the Company will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

    Portfolio assets of the Funds are valued as follows:

    (a)securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange will be valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange or, for securities traded on an exchange located the Asia-Pacific region, noon London time);

    (b)over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

    (c)debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Adviser and approved by the board of directors of the Company if those prices are deemed by the Adviser to be representative of market values at the close of business of the New York Stock Exchange;

    (d)options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

    (e)over-the-counter options are valued based upon prices provided market makers in such securities or dealers in such currencies.

    (f)forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

    (g)all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the board of directors of the Company; and

    (h)debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

    Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the board of directors of the Company.

    Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which the Funds' net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. Average annual total return values are computed pursuant to equations specified by the SEC.

    Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    The Company also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

    Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

    Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

    From time to time the Company may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise its performance relative to certain indices and benchmark investments, including:
(a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index -- Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

    The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Advisers' views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

    From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

    Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                                     TAXES

    GENERAL TAX INFORMATION. The Company intends that each of the Funds will continue to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code, as amended (the "Code"). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Company intends to do), then under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

    Each Fund of the Company must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, U.S. Government securities and other securities (no more than 5% of the value of each Fund may consist of such other securities of any one issuer, and each Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) each Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities).

    In order to maintain the qualification of a Fund's status as a regulated investment company, the Company may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Company may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

    Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Company may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund and the approval of the Securities and Exchange Commission, to the extent legally required.

    FOREIGN INVESTMENTS. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable life insurance and variable annuity contracts investing in such a Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable life insurance policies and variable annuity contracts investing in such Funds would bear the cost of these taxes and interest charges.

    If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's available earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds' investment advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser might otherwise believe to be desirable.

    The Funds should not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

    ADDITIONAL TAX CONSIDERATIONS. The discussion of "Taxes" in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable life insurance policies and variable annuity contracts, see the prospectuses for the contracts.

                                SHARES OF STOCK

    The Company was incorporated in Maryland on September 2, 1993. The authorized capital stock of the Company consists of 1 billion (1,000,000,000) shares, par value one-tenth of one per cent ($0.001) per share. Seven hundred million (700,000,000) of the authorized shares have been divided into and may be issued in seven designated classes as follows: Money Market Series, 100,000,000 shares; CORE U.S. Equity Series, 100,000,000 shares; Capital Growth Series, 100,000,000 shares; Small Cap Value Series, 100,000,000 shares; International Equity Series, 100,000,000 shares; Growth and Income Series 100,000,000 shares; and, Global Income Series, 100,000,000 shares. The shares of each class represent fractional undivided interests in an investment portfolio of the Company corresponding to that class. The board of directors of the Company have authority, subject to certain limitations, under the Company's Charter to create and classify shares of capital stock in additional separate series and to reclassify existing series of stock into one or more different new classes without further action by shareholders.

    Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

    Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors from the separate voting requirements of Rule 18f-2.

    Protective Life provided the initial capital for each of the Company's Funds by purchasing stock of each class in the following amounts, ($10,000 per class on March 2, 1994 and the balance on March 14, 1994): Money Market Fund, $500,000; CORE U.S. Equity Fund, $1,000,000; Small Cap Value Fund, $1,000,000;
International Equity Fund, $3,000,000; Growth and Income Fund, $1,000,000; and Global Income Fund, $3,000,000. Protective Life also provided the initial capital for Capital Growth Fund by purchasing Capital Growth Series stock in the amount of $1,000,000 on June 14, 1995. Such shares were acquired for investment and can only be disposed of by redemption.

    Under normal circumstances, subject to the reservation of rights explained above, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

                            VOTING AND OTHER RIGHTS

    Each share outstanding is entitled to one vote for each dollar of net asset value on all matters submitted to a vote of shareholders (of a Fund or the Company) and is entitled to a pro-rata share of any distributions made by a Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of each Fund), when-issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights. Protective Life and PLAI will each vote shares of a Fund held by the respective Accounts which are attributable to Contracts in accordance with instructions received from Contract owners, annuitants and beneficiaries as provided in the preospectuses for the Contracts. Fund shares held by the Accounts as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of the Accounts as to which instructions have been received. Fund shares held by any registered separate account of Protective Life, PLAI or their affiliates that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. However, if Protective Life or PLAI determines that they are permitted to vote any such shares of a Fund in their own right, they may elect to do so, subject to the then current interpretation of the Act and the rules thereunder. Fund shares held by non-registered separate accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the separate account or the plan makes other arrangements.

    As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives, policies and restrictions of any Fund; and (iii) filling vacancies on the board of directors in the event that less than a majority of the directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Company has the obligation to assist in the shareholder communications.

                               CUSTODY OF ASSETS

    Pursuant to a custody agreement with the Company, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Company as custodian.

    State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the Custody Agreement, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the board of directors of the Company, in accordance with regulations under the Act.

    State Street holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the futures commission merchants ("FCMs") through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

    This arrangement regarding margin deposits essentially consists of State Street creating a separate segregated account into which it transfers (upon the Company's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Company has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Company and the FCMs or brokers. The Company has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of State Street until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker,
(3) that when requested by the Company the FCM or broker will cause State Street to release to its general custody account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Company's obligations to the FCM or broker under the terms of such agreement.

    If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. There upon, such assets will be deposited in its general or segregated account with State Street, as appropriate.

ACCOUNTING AND ADMINISTRATIVE SERVICES

    Pursuant to the custody agreement, State Street also performs certain accounting services for the Company. These services include maintaining and keeping current the Company's books, accounts, records, journals and other records of original entry related to the Company's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. PIA is responsible for providing certain administrative services to the Company such as calculating each Fund's standardized performance information, preparing annual and semi-annual reports to share holders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties. Pursuant to a subadministration agreement with PIA, State Street performs many of these administrative services.

TRANSFER AGENT

    Pursuant to a Transfer Agency and Service Agreement with the Company, State Street also acts as a transfer, redemption and dividend disbursing agent for the Company.

                             DIRECTORS AND OFFICERS

    The directors and officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years.


    NAME AND ADDRESS               POSITION WITH THE COMPANY, PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
-------------------------  ---------------------------------------------------------------------------------------
D. Warren Bailey           Director.
Carolyn King*              Director and Chairman and President. Senior Vice President, Protective Life Corporation
                            (since May, 1995). Senior Vice President, Provident Life and Accident Insurance
                            Company (August 1994 - March 1995). Various other positions with Provident Life and
                            Accident Insurance Company (1980 - August 1994).
G. Ruffner Page, Jr.       Director.
Cleophus Thomas, Jr.       Director.
Richard J. Bielen*         Director and Vice President and Compliance Officer. Senior Vice President, Investments,
                            Protective Life Corporation (since August 1996). Vice President, Protective Life
                            Corporation (July 1991-August 1996).**
Kevin B. Borie*            Treasurer. Vice President and Actuary, Investment Products Division Protective Life
                            Insurance Company
Jerry W. DeFoor*           Vice President and Chief Accounting Officer. Vice President and Controller and Chief
                            Accounting Officer, Protective Life Corporation
Steve M. Callaway*         Secretary. Senior Associate Counsel, Protective Life Corporation (since May, 1997).
Thomas R. Barrett          Assistant Treasurer, Financial Analyst, Protective Life Insurance Company (January,
                            1993).


------------------------

 * "Interested Person" of the Company for purposes of the Act. The address of Interested Persons of the Company is the same as that of Protective Life Corporation.

** These are the most current titles and positions for these persons at Protective Life Corporation. Each has held various positions with Protective Life Corporation over the past five years. The address of Protective Life Corporation is 2801 Highway 280 South, Birmingham, Alabama 35223.

    As of the date of this Statement, no director or officer beneficially owns more than 1% of the outstanding stock of any class of the Company.

                        TABLE OF DIRECTORS COMPENSATION

                                                                       AGGREGATE
                                                                     COMPENSATION
                        NAME OF DIRECTOR                           FROM THE COMPANY
-----------------------------------------------------------------  -----------------
Richard J. Bielen................................................      $     -0-
D. Warren Bailey.................................................         10,000
Carolyn King.....................................................            -0-
G. Ruffner Page, Jr. ............................................         10,000
Cleophus Thomas, Jr. ............................................         10,000

    Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expense for pension or retirement benefits. The directors and officers of the Company do not currently serve as directors or officers of any investment company that is an affiliated person of the Company or that is managed by the Investment Manager.

                              FINANCIAL STATEMENTS



    The audited financial statements for each Fund for the year ended December 31, 1998 and the report of the Company's independent accountants are included in the 1998 Annual Report, and are incorporated herein by reference to such report.


                               OTHER INFORMATION

INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP an international public accounting firm, has served since inception of Protective Investment Company as its independent accountants. Responsibility for the audit is assigned to the Firm's office located at 160 Federal Street, Boston, Massachusetts 02109.


LEGAL COUNSEL

    Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, is counsel to the Company.

OTHER INFORMATION

    The Prospectus and this Statement do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this Statement pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in the Prospectus or in this Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement form parts, each such statement being qualified in all respects by such reference.

                                   APPENDIX A
                        DESCRIPTION OF BOND RATINGS (1)
                 MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered a medium grade obligation, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds which may be in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

------------------------
(1) The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Corporation at the date of this Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

    Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    NOTE: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

                               STANDARD & POOR'S
                                 RATINGS GROUP

    AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. to pay interest and repay principal is extremely strong.

    AA: The obligor's capacity to meet its financial commitment on the obligation is very strong and differs from the highest rated issues only in small degree.

    A: An obligation is somewhat more susceptible to the ad-verse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial committment on the obligation is still strong.

    BBB: An obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR:  Not rated.

    NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

                                   APPENDIX B
                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

    Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

    OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

    OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

    WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

    WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

    WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

    INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

    Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

    Privately owned and ranked among Wall Street's best capitalized firms, with partner capital and subordinated liabilities of over $6.1 billion as of November 28, 1997.

    With thirty-four offices around the world, Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

    The number one lead manager of U.S. common stock offerings for the last eight years (1989-1996).*

    The number one underwriter of all international equity issues from 1993-1996.*

    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

    A research budget of $200 million for 1997.

    The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).

* Source: Securities Data Corporation. Ranking excludes REITS, Trusts, Rights and closed-end fund offerings.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War
1869      Marcus Goldman opens Goldman Sachs for business
1890      Dow Jones Industrial Average first published
1896      Goldman Sachs joins New York Stock Exchange
1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)
          Dow Jones Industrial Average tops 100
1925      Goldman Sachs finances Warner Brothers, producer of the first talking film
1956      Goldman Sachs co-manages Ford's public offering, the largest to date
1972      Dow Jones Industrial Average breaks 1000
1986      Goldman Sachs takes Microsoft public
1991      Goldman Sachs provides advisory services for the largest privatization in the region of Telefonos de Mexico
1995      Dow Jones Industrial Average breaks 4,000
1996      Goldman Sachs takes Deutsche Telekom public
          Dow Jones Industrial Average breaks 6,000
1997      Dow Jones Industrial Average breaks 7,000
          Goldman Sachs increases assets under management by 100% over 1996.

                                     PART C
                               OTHER INFORMATION

Item 23. EXHIBITS.

LIST ALL EXHIBITS FILED AS PART OF THE REGISTRATION STATEMENT.


(a)   Articles of Incorporation of Registrant. (1)
(b)   By-Laws of Registrant. (1)
(c)   None.
(d)   (1)   Investment Management Agreement Between Investment Distributors
            Advisory Services, Inc. and the Registrant. (1)
      (2)   Investment Advisory Agreements (sub-advisory agreement) Between
            Investment Distributors Advisory Services, Inc. and Goldman Sachs
            Asset Management. (1)
      (3)   Investment Advisory Agreements (sub-advisory agreement) Between
            Investment Distributors Advisory Services, Inc. and Goldman Sachs
            Asset Management International. (3)
(e)   Participation/Distribution Agreement between Registrant, Investment
      Distributors, Inc. and Protective Life Insurance Company. (3)
(f)   None.
(g)   Custody Agreement between Registrant and State Street Bank and Trust
      Company. (3)
(h)   (1)   Transfer Agency and Service Agreement between Registrant and State
            Street Bank and Trust Company. (3)
      (2)   Subadministration Agreement Between Registrant, State Street Bank
            and Trust Company and Investment Distributors Advisory Services,
            Inc. (3)
(i)   Opinion and Consent of Sutherland Asbill & Brennan LLP (2)
(j)   (1)   Consent of Sutherland Asbill & Brennan LLP
      (2)   Consent of PricewaterhouseCoopers LLP
(k)   None.
(l)   (1)   Subscription Agreement. (2)
      (2)   Subscription Agreement. (4)
(m)   None.
(n)   (1)   Protective Global Income Fund Financial Data Schedule
      (2)   Protective International Equity Fund Financial Data Schedule
      (3)   Protective Growth and Income Fund Financial Data Schedule
      (4)   Protective CORE U.S. Equity Fund Financial Data Schedule
      (5)   Protective Small Cap Equity Fund Financial Data Schedule
      (6)   Protective Capital Growth Fund Financial Data Schedule
(o)   None.


------------------------
(1) Incorporated herein by reference to the initial Form N-1A registration statement filed on November 12, 1993 (file No. 33-71592).
(2) Incorporated herein by reference to the pre-effective amendment No. 1 to the Form N-1A registration statement filed on March 4, 1994 (file No. 33-71592).
(3) Incorporated herein by reference to the post-effective amendment No. 1 to the Form N-1A registration statement filed on September 14, 1994 (file No. 33-71592).
(4)
    Incorporated herein by reference to the post-effective amendment No. 5 to the Form N-1A registration statement filed on June 13, 1995 (file No. 33-71592).

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


    No person is controlled by the Registrant. All of the outstanding common stock of the Registrant is, or will be, owned by Protective Life Insurance Company ("Protective"), a Tennessee life insurance corporation, Protective Life and Annuity Insurance Company ("PLAI"), a New York stock life insurance company, Protective Life Corporation 401(k) and Stock Ownership Plan, Protective Variable Annuity Separate Account, a separate account of Protective that is registered as a unit investment trust under the Investment Company Act of 1940 (File Nos. 811-8108/33-70984), Protective Variable Life Separate Account, a separate account of Protective that is registered as a unit investment trust under the Investment Company Act of 1940 (File Nos. 811-7337/33-61599), and Variable Annuity Account A of Protective Life and Annuity Insurance Company, a separate account of PLAI that is registered as a unit investment trust under the Investment Company Act of 1940 (file Nos. 811-8537/333-41577). All of the outstanding shares of stock of PLAI are owned by Protective. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding corporation whose common stock is traded on the New York Stock Exchange. Various companies controlled by Protective and PLC or otherwise affiliated with Protective may be deemed to be under common control with the Registrant. These companies, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 1998 (File No. 1-2332) filed with the Commission on March 25, 1999.


Item 25. INDEMNIFICATION.

    See Article X of the Registrant's Articles of Incorporation, filed as
Exhibit 1 to the initial filing of this Registration Statement, which provision is incorporated herein by reference.

    The Investment Advisory Agreements between the Investment Manager and Goldman Sachs Asset Management and Goldman Sachs Asset Management International all provide that the Manager will indemnify the Adviser (and its affiliates) for all claims, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses arising out of any breach by the Manager of any representation or agreement contained in the Advisory Agreements. The Advisory Agreements also all provide that the Adviser will indemnify the Manager for any losses arising out of the Adviser's disabling conduct.

    The Registrant has purchased a directors and officers liability insurance policy to insure such persons (subject to the policy's coverage limits, exclusions and deductibles) against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and Registrant will be governed by the final adjudication of such issue.

Item 26.BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER AND INVESTMENT ADVISER.

    INVESTMENT MANAGER

    The Registrant's investment manager is Protective Investment Advisors, Inc. ("PIA"). PIA formerly was known as Investment Distributors Advisory Services, Inc. The business of Protective is summarized in item 24 of this registration statement and in the prospectus constituting Part A under the caption "Investment Manager" and in the statement of additional information constituting Part B under the caption "Investment Manager," which summarizations are incorporated by reference herein. Set forth below is a list of: (a) each director of PIA, (b) each principal executive officer of PIA, and (c) certain other officers of PIA who may be considered to be involved in PIA's investment management activities.

    As to each director, the list indicates business, profession, vocation or employment of a substantial nature that such director has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee. Unless otherwise indicated, officers of PIA have no other business, profession, vocation or employment of a substantial nature than their position at PIA. The principal business address of each officer of PIA is the same as that of the Registrant.


                                                                         ORGANIZATION AND BUSINESS
            NAME                       POSITION                           ADDRESS OF ORGANIZATION
----------------------------  ---------------------------  ------------------------------------------------------
R. Stephen Briggs             President, Director          Director
                                                           ProEquities, Inc.
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
                                                           Protective Life Corporation
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
Carolyn King                  Secretary, Chief Compliance  Senior Vice President
                              Officer, Director            Protective Life Corporation
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
Kevin B. Borie                Treasurer, Director          Vice President
                                                           Protective Life Insurance Company
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
Steve M. Callaway             Director                     Senior Associate Counsel
                                                           Protective Life Corporation
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223


    INVESTMENT ADVISER

    The Registrant has two investment advisers: Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs & Company, and Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co. The business of GSAM and GSAMI is summarized in the prospectus constituting Part A under the caption "Advisers" and in the statement of additional information constituting Part B under the caption "Investment Advisers," which summarizations are incorporated by reference herein.

    More information about GSAM and GSAMI, including the business and other connections of the officers and partners of Goldman, Sachs & Co. and Goldman Sachs Funds Management, L.P., is included in the Form ADVs for Goldman, Sachs & Co., GSAMI, and Goldman Sachs Funds Management, L.P., respectively as currently filed with the Securities and Exchange Commission (File Nos. 801-16048, 801-38157, and 801-37591, respectively) the text of which is incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITER.

    (a)Investment Distributors, Inc. ("IDI") serves as principal underwriter for Registrant and also acts as the principal underwriter for variable annuity contracts issued by Protective and Protective Variable Annuity Separate Account. IDI is a wholly-owned subsidiary of PLC.

    (b)The principal business address of each director and officer of IDI is the same as that of the Registrant. Set forth below is a list of each director and officer of IDI.


          NAME                             POSITION WITH IDI                        POSITION WITH REGISTRANT
         ------            --------------------------------------------------  -----------------------------------
Briggs, R. Stephen         Director, President and Chief Executive Officer     None
Williams III, A.S.         Vice President                                      None
King, Carolyn              Secretary, Chief Compliance Officer                 Director and Chairman and President
Ballard, Michael B.        Director                                            None
Merrill, Lawrence G.       Director                                            None
Callaway, Steve M.         Director                                            Secretary
Borie, Kevin B.            Treasurer                                           Treasurer
Gilmore, Joseph F.         Financial Operations Principal                      None
Summey, Janet              Assistant Secretary                                 None
Miller, Bonnie             Assistant Secretary                                 None


    (c)Inapplicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the following offices of the Registrant, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, or State Street Bank and Trust Company.

                  Protective Investment Company
                  2801 Highway 280 South
                  Birmingham, Alabama 35223
                  Goldman Sachs Asset Management
                  32 Old Slip
                  New York, N.Y. 10005
                  Goldman Sachs Asset Management International
                  140 Fleet Street
                  London EC4A 2BJ
                  England
                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 29.MANAGEMENT SERVICES.

        Inapplicable.

Item 30. UNDERTAKINGS.

    (a)Inapplicable.

    (b)Inapplicable.

    (c)The Registrant undertakes to furnish, upon request and without charge, to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Birmingham and State of Alabama, on the 27th day of April, 1999.


                                          PROTECTIVE INVESTMENT COMPANY

                                          By          /s/ CAROLYN KING
                                             -----------------------------------
                                                   Carolyn King, President

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


                *
---------------------------------  Director                         April 27, 1999
        Richard J. Bielen

                *
---------------------------------  Director                         April 27, 1999
        D. Warren Bailey

        /s/ CAROLYN KING
---------------------------------  President and Director           April 27, 1999
          Carolyn King              (Principal Executive Officer)

                *
---------------------------------  Director                         April 27, 1999
      Cleophus Thomas, Jr.

                *
---------------------------------  Director                         April 27, 1999
      G. Ruffner Page, Jr.

       /s/ JERRY W. DEFOOR
---------------------------------  Vice President, Chief            April 27, 1999
         Jerry W. DeFoor            Accounting Officer

     *By:       /s/ STEVE M.
            CALLAWAY
---------------------------------
        Steve M. Callaway
        Attorney in Fact
                                                                    April 27, 1999